Exhibit 99.2

ACADIA REALTY TRUST

Integrity  ●  Intensity  ●  Intelligence  ●Innovation

First Quarter 2011

Reporting Supplement

Table of Contents
First Quarter 2011

Section I - Financial Information		Section II - Opportunity Fund Information

Company Information	3	Opportunity Fund Overview	24
Total Market Capitalization	4	Opportunity Fund Properties	25
Operating Statements		Opportunity Fund Lease Expirations	26
Pro-rata Consolidation	5	Redevelopment Projects - Operating	29
Joint Ventures	6	Redevelopment Projects - Construction and Design	30
Opportunity Funds	7	RCP Venture Investments	31
Funds from Operations ("FFO"), Adjusted FFO ("AFFO")		Storage Portfolio	32
and Funds Available for Distribution ("FAD")	9
EBITDA	10
Same Property Net Operating Income	11	Section III - Core Portfolio Information
Fee Income	12
Balance Sheet - Pro-rata Consolidation	13	Core Properties	33
Notes Receivable	14	Core Portfolio by State	35
Other Information		Core Top Tenants	36
2011 Guidance	15	Core Lease Expirations	37
Net Asset Valuation	16	Core New and Renewal Rent Spreads	39
Selected Financial Ratios	17	Core Capital Expenditures	40
Debt Analysis		Portfolio Demographics	41
Summary	18	Important Notes	43
Detail	19
Maturities	22
Maturities with Extension Options	23

Visit www.acadiarealty.com for additional investor and portfolio information

Company Information

Acadia Realty Trust, a fully-integrated equity real estate investment trust, is focused on the ownership, management and redevelopment of high-quality retail properties and urban/infill mixed-use properties with a strong retail component located primarily in high-barrier-to-entry, densely-populated metropolitan areas along the East Coast and in the Midwestern United States. Acadia owns, or has an ownership interest in, 83 properties through its core portfolio and three opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

Corporate Headquarters	Investor Relations	New York Stock Exchange
1311 Mamaroneck Avenue	Jon Grisham	Symbol AKR
Suite 260	Senior Vice President,
White Plains, NY 10605	Chief Accounting Officer
www.acadiarealty.com	(914) 288-8142
jgrisham@acadiarealty.com

Analyst Coverage

Banc of America / Merrill Lynch	FBR Capital Markets	Keefe, Bruyette & Woods, Inc.
Craig Schmidt - (646) 855-3640	Sri Nagarajan - (646) 885-5429	Sheila K. McGrath - (212) 887-7793
craig_schmidt@ml.com	snagarajan@fbr.com	smcgrath@kbw.com

Bank of Montreal	Green Street Advisors	KeyBanc Capital Markets, Inc.
Paul Adornato, CFA - (212) 885-4170	Laura Clark - (949) 640-8780	Todd Thomas - (917) 368-2286
paul.adornato@bmo.com	lclark@greenst.com	tthomas@keybanccm.com

Citigroup - Smith Barney	Janney Montgomery Scott	Macquarie Capital (USA)
Quentin Velleley, CFA - (212) 816-6981	Andrew T. DiZio, CFA - (215) 665-6439	Rob Stevenson - (212) 231-8068
quentin.velleley@citi.com	adizio@jmsonline.com	rob.stevenson@macquarie.com

Cowen and Company	J.P. Morgan Securities, Inc.	RBC Capital Markets
Stephen Boyd - (646) 562-1382	Michael W. Mueller, CFA - (212) 622-6689	Rich Moore, CFA - (440) 715-2646
Stephen.Boyd@cowen.com	michael.w.mueller@jpmorgan.com	rich.moore@rbccm.com

UBS
Christy McElroy - (203) 719-7831
christy.mcelroy@ubs.com

Total Market Capitalization
(including pro-rata share of Opportunity Fund debt, dollars in thousands)

					Capitalization
Percent of		Total Market Capitalization			based on
Total Equity		$		%	Net Debt1
Equity Capitalization
Total Common Shares Outstanding	98.8%	$40,322
Common Operating Partnership ("OP") Units	1.2%	470
Combined Common Shares and OP Units		40,792

Share Price March 31, 2011		18.92

Equity Capitalization - Common Shares and OP Units		771,785
Preferred OP Units		474	2
Total Equity Capitalization		772,259		63%	69%

Debt Capitalization
Consolidated debt		893,027
Adjustment to reflect pro-rata share of debt		(441,745)
Total Debt Capitalization		451,282		37%	31%

Total Market Capitalization		$1,223,541		100%	100%

Weighted Average Outstanding Common Shares and OP Units
(in thousands)
		March 31, 2011			March 31, 2010
		Quarter		Year-to-date	Quarter	Year-to-date
Weighted average Common Shares - Basic EPS		40,318		40,318	39,981	39,981
Dilutive potential Common Shares		262		262	169	169
Weighted average Common Shares - Diluted EPS		40,580		40,580	40,150	40,150
OP Units		466		466	601	601
Dilutive potential OP Units		-		-	25	25
Weighted average Common Shares and OP Units - Diluted FFO		41,046		41,046	40,776	40,776

Notes:
1 Reflects Debt net of Core Portfolio and pro-rata share of Opportunity Funds cash balance ("Net Debt"). Cash balance as of March 31, 2011 was $96,167
2 Represents 188 Series A Preferred OP Units convertible into 25,067 Common OP units multiplied by the Common Share price at quarter end.
3 Fixed-rate debt includes notional principal fixed through interest rate swap transactions.

Income Statements - Pro-rata Consolidation1
Current Quarter and Year-to-Date
(in thousands)

	Period ended March 31, 2011							Three months ended March 31, 2011
	Core Retail				Opportunity Funds		Total	Core Retail				Opportunity Funds		Total
			Total							Total
	Wholly	Joint	Continuing	Discontinued	Continuing	Discontinued		Wholly	Joint	Continuing	Discontinued	Continuing	Discontinued
	Owned	Ventures	Operations	Operations	Operations	Operations		Owned	Ventures	Operations	Operations	Operations	Operations
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME

PROPERTY REVENUES
Minimum rents	$11,565	$1,648	$13,213	$-	$3,387	$9	$16,609	$11,565	$1,648	$13,213	$-	$3,387	$9	$16,609
Percentage rents	207	7	214	-	-	-	214	207	7	214	-	-	-	214
Expense reimbursements - CAM	1,487	220	1,707	-	300	-	2,007	1,487	220	1,707	-	300	-	2,007
Expense reimbursements - Taxes	1,731	238	1,969	-	229	-	2,198	1,731	238	1,969	-	229	-	2,198
Other property income	5	2	7	-	80	-	87	5	2	7	-	80	-	87
Total Property Revenues	14,995	2,115	17,110	-	3,996	9	21,115	14,995	2,115	17,110	-	3,996	9	21,115

PROPERTY EXPENSES
Property operating - CAM	2,129	307	2,436	-	411	-	2,847	2,129	307	2,436	-	411	-	2,847
Other property operating (Non-CAM)	588	27	615	-	920	-	1,535	588	27	615	-	920	-	1,535
Real estate taxes	2,099	284	2,383	-	468	-	2,851	2,099	284	2,383	-	468	-	2,851
Total Property Expenses	4,816	618	5,434	-	1,799	-	7,233	4,816	618	5,434	-	1,799	-	7,233

NET OPERATING INCOME - PROPERTIES	10,179	1,497	11,676	-	2,197	9	13,882	10,179	1,497	11,676	-	2,197	9	13,882

OTHER INCOME (EXPENSE)
Mezzanine interest income	4,232	-	4,232	-	61	-	4,293	4,232	-	4,232	-	61	-	4,293
Other interest income	34	-	34	-	-	-	34	34	-	34	-	-	-	34
Straight-line rent income, net	108	10	118	-	339	-	457	108	10	118	-	339	-	457
Straight-line ground rent expense	-	-	-	-	(22)	-	(22)	-	-	-	-	(22)	-	(22)
FAS 141 rent, net	(138)	35	(103)	-	(35)	-	(138)	(138)	35	(103)	-	(35)	-	(138)
FAS 141 interest expense	5	-	5	-	-	-	5	5	-	5		-	-	5
Interest expense	(3,934)	(914)	(4,848)	-	(901)	-	(5,749)	(3,934)	(914)	(4,848)		(901)	-	(5,749)
Asset and property management expense	(10)	-	(10)	-	-	-	(10)	(10)	-	(10)	-	-	-	(10)
Promote expense	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other income	296	-	296	-	-	-	296	296	-	296	-	-	-	296
Equity in earnings of unconsolidated affiliate, net of taxes	-	-	-	-	-	-	-	-	-	-	-	-	-	-
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME	10,772	628	11,400	-	1,639	9	13,048	10,772	628	11,400	-	1,639	9	13,048

FEE INCOME
Asset and property management fees and priority distributions	3,065	-	3,065	-	18	-	3,083	3,065	-	3,065	-	18	-	3,083
Transactional fees2	2,318	-	2,318	-	-	-	2,318	2,318		2,318	-	-	-	2,318
Provision for income taxes	(453)	-	(453)	-	42	-	(411)	(453)	-	(453)	-	42	-	(411)
FEE INCOME	4,930	-	4,930	-	60	-	4,990	4,930	-	4,930	-	60	-	4,990

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	-	65	-	65	-	-	-	-	65	-	65
Promote income - RCP	-	-	-	-	(14)	-	(14)	-	-	-	-	(14)	-	(14)
Promote income - Fund capital transactions	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated properties	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Lease termination income	-	-	-	-	7	-	7	-	-	-	-	7	-	7
Gain on extinguishment of debt	1,673	-	1,673	-	-	-	1,673	1,673	-	1,673		-	-	1,673
Gain from bargain purchase	-	-	-	-	-	-	-	-	-	-		-	-	-
Provision for income taxes (RCP)	(13)	(1)	(14)	-	(3)	-	(17)	(13)	(1)	(14)	-	(3)	-	(17)
Total Promote, RCP and Other Income	1,660	(1)	1,659	-	55	-	1,714	1,660	(1)	1,659	-	55	-	1,714

GENERAL AND ADMINISTRATIVE	(5,713)	(5)	(5,718)	-	(94)	-	(5,812)	(5,713)	(5)	(5,718)	-	(94)	-	(5,812)

Depreciation and amortization	(3,545)	(365)	(3,910)	-	(1,185)	-	(5,095)	(3,545)	(365)	(3,910)	-	(1,185)	-	(5,095)
FAS 141 amortization	33	-	33	-	(118)	-	(85)	33	-	33		(118)	-	(85)
Gain on sale of properties	-	-	-	-	-	784	784	-	-	-	-	-	784	784
Income before noncontrolling interests	8,137	257	8,394	-	357	793	9,544	8,137	257	8,394	-	357	793	9,544

Noncontrolling interest - OP	(120)	-	(120)	-	-	-	(120)	(120)	-	(120)	-	-	-	(120)
Noncontrolling interests	-	-	-	-	(1)	-	(1)	-	-	-	-	(1)	-	(1)

NET INCOME	$8,017	$257	$8,274	$-	$356	$793	$9,423	$8,017	$257	$8,274	$-	$356	$793	$9,423

Notes:
1Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.
In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods.
2Consists of development, construction, leasing and legal fees.

Income Statements - Joint Ventures1
Current Quarter and Year-to-Date
(in thousands)

	Period ended March 31, 2011					Three months ended March 31, 2011
	Joint Ventures - Core Retail					Joint Ventures - Core Retail
		AKR Pro-rata		AKR Pro-rata	Total AKR		AKR Pro-rata		AKR Pro-rata	Total AKR
	Brandywine	Share 22.22%	Crossroads	Share 49.00%	Pro-rata Share	Brandywine	Share 22.22%	Crossroads	Share 49.00%	Pro-rata Share
PROPERTY REVENUES
Minimum rents	$4,005	$890	$1,547	$758	$1,648	$4,005	$890	$1,547	$758	$1,648
Percentage rents	32	7	-	-	7	32	7	-	-	7
Expense reimbursements - CAM	490	109	226	111	220	490	109	226	111	220
Expense reimbursements - Taxes	178	40	404	198	238	178	40	404	198	238
Other property income	7	2	-	-	2	7	2	-	-	2
Total Property Revenues	4,712	1,048	2,177	1,067	2,115	4,712	1,048	2,177	1,067	2,115

PROPERTY EXPENSES
Property operating - CAM	875	194	231	113	307	875	194	231	113	307
Other property operating (Non-CAM)	157	35	(17)	(8)	27	157	35	(17)	(8)	27
Real estate taxes	312	69	438	215	284	312	69	438	215	284
Total Property Expenses	1,344	298	652	320	618	1,344	298	652	320	618

NET OPERATING INCOME - PROPERTIES	3,368	750	1,525	747	1,497	3,368	750	1,525	747	1,497

OTHER INCOME (EXPENSE)
Mezzanine interest income	-	-	-	-	-	-	-	-	-	-
Other interest income	-	-	1	-	-	-	-	1	-	-
Straight-line rent income, net	6	1	19	9	10	6	1	19	9	10
Straight-line ground rent	-	-	-	-	-	-	-	-	-	-
FAS 141 rent, net	157	35	-	-	35	157	35	-	-	35
FAS 141 interest expense	-	-	-	-	-	-	-	-	-	-
Interest expense	(2,491)	(511)	(822)	(403)	(914)	(2,491)	(511)	(822)	(403)	(914)
Asset and property management expense	(236)	-	-	-	-	(236)	-	-	-	-
Promote expense	-	-	-	-	-	-	-	-	-	-
Other income	-	-	-	-	-					-
Equity in earnings of unconsolidated affiliate, net of taxes	-	-	-	-	-	-	-	-	-	-
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME	804	275	723	353	628	804	275	723	353	628

FEE INCOME
Asset and property management fees and priority distributions	-	-	-	-	-	-	-	-	-	-
Transactional fees	-	-	-	-	-					-
Provision for income taxes	-	-	-	-	-	-	-	-	-	-
Total Fee Income	-	-	-	-	-	-	-	-	-	-

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	-	-	-	-	-	-	-
Promote income - RCP	-	-	-	-	-	-	-	-	-	-
Promote income - Fund capital transactions	-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated properties	-	-	-	-	-	-	-	-	-	-
Lease termination income	-	-	-	-	-	-	-	-	-	-
Gain on extinguishment of debt	-	-	-	-	-	-	-	-	-	-
Gain from bargain purchase	-	-	-	-	-					-
Provision for income taxes (RCP)	-	-	(3)	(1)	(1)	-	-	(3)	(1)	(1)
Total Promote, RCP and Other Income	-	-	(3)	(1)	(1)	-	-	(3)	(1)	(1)

GENERAL AND ADMINISTRATIVE	(19)	(4)	(2)	(1)	(5)	(19)	(4)	(2)	(1)	(5)

Depreciation and amortization2	(962)	(214)	(109)	(151)	(365)	(962)	(214)	(109)	(151)	(365)
FAS 141 amortization	-	-	-	-	-	-	-	-	-	-
Gain on sale of properties	-	-	-	-	-	-	-	-	-	-
Income before noncontrolling interest	(177)	57	609	200	257	(177)	57	609	200	257

Noncontrolling interest - OP	-	-	-	-	-	-	-	-	-	-
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-

NET INCOME	$(177)	$57	$609	$200	$257	$(177)	$57	$609	$200	$257

Notes:
1The Company has a 22.2% interest in Brandywine Portfolio ("Brandywine") and a 49% interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.
2In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its stepped-up basis in Crossroads.

Income Statements - Opportunity Funds1
Year-to-Date
(in thousands)
	Period ended March 31, 2011
			Continuing			AKR				Continuing	Discontinued				Pro-rata		AKR	Total
			Operations			Pro-				Operations	Operations				share of		Pro-	AKR
	Fund I	AKR	AKR Pro-		AKR	rata	Fund II	Fund II	Fund II	AKR Pro-	AKR Pro-		AKR Pro-		Fund III		rata	Pro-
	Consolidated	Promote	rata share	Mervyns	Promote	share	Continuing	Discontinued	Consolidated	rata share	rata share	Mervyns	rata share		unconsolidated	Adjusted	share	rata
	Operations3	20.00%	22.22%	I	20.00%	22.22%	Operations	Operations	Operations	20.00%	20.00%	II	20.00%	Fund III	affiliates4	Fund III	19.90%	share

PROPERTY REVENUES
Minimum rents	$1,005	$201	$180	$-	$-	$-	$7,118	$44	$7,162	$1,423	$9	$-	$-	$6,482	$1,468	$7,950	$1,582	$3,395
Percentage rents	-	-	-	-	-	-	-	-	-	-	-	-	-	(2)	2	-	-	-
Expense reimbursements - CAM	72	14	13	-	-	-	867	-	867	173	-	-	-	269	233	502	100	300
Expense reimbursements - Taxes	(68)	(14)	(12)	-	-	-	496	-	496	99	-	-	-	733	51	784	156	229
Other property income	-	-	-	-	-	-	76	-	76	15	-	-	-	315	13	328	65	80
Total Property Revenues	1,009	202	180	-	-	-	8,557	44	8,601	1,710	9	-	-	7,797	1,767	9,564	1,903	4,004

PROPERTY EXPENSES
Property operating - CAM	110	22	20	-	-	-	1,237	1	1,238	247	-	-	-	390	222	612	122	411
Other property operating (Non-CAM)	230	46	41	-	-	-	1,416	-	1,416	283	-	-	-	1,747	1,017	2,764	550	920
Real estate taxes	(29)	(6)	(5)	-	-	-	976	-	976	195	-	-	-	1,310	117	1,427	284	468
Total Property Expenses	311	62	55	-	-	-	3,629	1	3,630	725	-	-	-	3,447	1,356	4,803	956	1,799

NET OPERATING INCOME - PROPERTIES	698	140	125	-	-	-	4,928	43	4,971	985	9	-	-	4,350	411	4,761	947	2,205

OTHER INCOME (EXPENSE)
Mezzanine interest income	-	-	-	-	-	-	-	-	-	-	-	-	-	306	-	306	61	61
Other interest income	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Straight-line rent income, net	97	19	17	-	-	-	1,382	-	1,382	276	-	-	-	67	62	129	26	339
Straight-line ground rent	-	-	-	-	-	-	(108)	-	(108)	(22)	-	-	-	-	-	-	-	(22)
FAS 141 rent, net	-	-	-	-	-	-	(65)	-	(65)	(13)	-	-	-	(157)	46	(111)	(22)	(35)
FAS 141 interest expense	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest expense	(41)	(8)	(7)	-	-	-	(2,707)	-	(2,707)	(541)	-	-	-	(1,195)	(541)	(1,736)	(345)	(901)
Asset and property management expense 2	2	-	-	-	-	-	(1,289)	-	(1,289)	-	-	(143)	-	(2,084)	(66)	(2,150)	-	-
Promote expense2	(47)	-	-	14	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other income	-	-	-	-	-	-	-	-	-	-	-	-	-	-	1	1	-	-
Equity in earnings of unconsolidated affiliate, net of taxes	-	-	-	-	-	-	-	-	-	-	-	-	-	(693)	693	-	-	-
OPPORTUNITY FUND INCOME	709	151	135	14	-	-	2,141	43	2,184	685	9	(143)	-	594	606	1,200	667	1,647

FEE INCOME
Asset and property management fees and priority distributions 2	-	-	-	-	-	-	-	-	-	-	-	-	-	-	92	92	18	18
Transactional fees	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for income taxes	-	-	-	-	-	-	(9)	-	(9)	(2)	-	-	-	223	-	223	44	42
Total Fee Income	-	-	-	-	-	-	(9)	-	(9)	(2)	-	-	-	223	92	315	62	60

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	(66)	-	(12)	-	-	-	-	-	387	77	-	-	-	-	65
Promote income - RCP	-	-	-	-	(13)	-	-	-	-	-	-	-	-	-	-	-	-	(13)
Promote income - Fund capital transactions	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated properties	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Lease termination income	-	-	-	-	-	-	-	-	-	-	-	-	-	-	34	34	7	7
Gain on extinguishment of debt	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Gain from bargain purchase	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for income taxes (RCP)	(7)	(1)	(1)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(3)
Total Promote, RCP and Other Income	(7)	(1)	(1)	(66)	(13)	(12)	-	-	-	-	-	387	77	-	34	34	7	56

GENERAL AND ADMINISTRATIVE	(32)	(6)	(6)	(3)	(1)	(1)	(127)	-	(127)	(25)	-	(26)	(5)	(248)	(11)	(259)	(52)	(95)

Depreciation and amortization	(309)	(62)	(55)	-	-	-	(3,025)	-	(3,025)	(605)	-	-	-	(1,907)	(413)	(2,320)	(462)	(1,184)
FAS 141 amortization	-	-	-	-	-	-	(69)	-	(69)	(14)	-	-	-	(213)	(308)	(521)	(104)	(118)
Gain on sale of properties	-	-	-	-	-	-	-	3,918	3,918	-	784	-	-	-	-	-	-	784
Income before noncontrolling interest	361	81	73	(55)	(14)	(12)	(1,089)	3,961	2,872	39	793	218	72	(1,551)	-	(1,551)	118	1,150

Noncontrolling interest - OP	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Noncontrolling interests	-	-	-	-	-	-	(33)	-	(33)	(7)	-	-	-	28	-	28	6	(1)

NET INCOME	$361	$81	$73	$(55)	$(14)	$(12)	$(1,122)	$3,961	$2,839	$32	$793	$218	$72	$(1,523)	$-	$(1,523)	$124	$1,149

Notes:
1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.  The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.  In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements.
2 Funds I, II & III and the Mervyn's entities pay various fees and promotes to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.
3 The 25% noncontrolling interest in the Kroger/Safeway Portfolio has been deducted from each of the income statement line items.
4 Represents Fund III's pro-rata share of the following unconsolidated investments: White City, White Oak, Lincoln Road. and Self-Storage Management.

Income Statements - Opportunity Funds1
Current Quarter
(in thousands)

	Three months ended March 31, 2011
			Continuing							Continuing	Discontinued				Pro-rata		AKR	Total
			Operations							Operations	Operations		AKR		share of		Pro-	AKR
	Fund I	AKR	AKR Pro-		AKR	AKR Pro-	Fund II	Fund II	Fund II	AKR Pro-	AKR Pro-		Pro-		Fund III		rata	Pro-
	Consolidated	Promote	rata share	Mervyns	Promote	rata share	Continuing	Discontinued	Consolidated	rata share	rata share	Mervyns	rata share		unconsolidated	Adjusted	share	rata
	Operations3	20.00%	22.22%	I	20.00%	22.22%	Operations	Operations	Operations	20.00%	20.00%	II	20.00%	Fund III	affiliates4	Fund III	19.90%	share

PROPERTY REVENUES
Minimum rents	$1,005	$201	$180	$-	$-	$-	$7,118	$44	$7,162	$1,423	$9	$-	$-	$6,482	$1,468	$7,950	$1,582	$3,395
Percentage rents	-	-	-	-	-	-	-		-	-	-	-	-	(2)	2	-	-	-
Expense reimbursements - CAM	72	14	13	-	-	-	867		867	173	-	-	-	269	233	502	100	300
Expense reimbursements - Taxes	(68)	(14)	(12)	-	-	-	496		496	99	-	-	-	733	51	784	156	229
Other property income	-	-	-	-	-	-	76	-	76	15	-	-	-	315	13	328	65	80
Total Property Revenues	1,009	202	180	-	-	-	8,557	44	8,601	1,710	9	-	-	7,797	1,767	9,564	1,903	4,004

PROPERTY EXPENSES
Property operating - CAM	110	22	20	-	-	-	1,237	1	1,238	247	-	-	-	390	222	612	122	411
Other property operating (Non-CAM)	230	46	41	-	-	-	1,416	-	1,416	283	-	-	-	1,747	1,017	2,764	550	920
Real estate taxes	(29)	(6)	(5)	-	-	-	976	-	976	195	-	-	-	1,310	117	1,427	284	468
Total Property Expenses	311	62	55	-	-	-	3,629	1	3,630	725	-	-	-	3,447	1,356	4,803	956	1,799

NET OPERATING INCOME - PROPERTIES	698	140	125	-	-	-	4,928	43	4,971	985	9	-	-	4,350	411	4,761	947	2,205

OTHER INCOME (EXPENSE)
Mezzanine interest income	-	-	-	-	-	-	-		-	-	-	-	-	306	-	306	61	61
Other interest income	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-
Straight-line rent income, net	97	19	17	-	-	-	1,382		1,382	276	-	-	-	67	62	129	26	339
Straight-line ground rent	-	-	-	-	-	-	(108)		(108)	(22)	-	-	-	-	-	-	-	(22)
FAS 141 rent, net	-	-	-	-	-	-	(65)		(65)	(13)	-	-	-	(157)	46	(111)	(22)	(35)
FAS 141 interest expense	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-
Interest expense	(41)	(8)	(7)	-	-	-	(2,707)		(2,707)	(541)	-	-	-	(1,195)	(541)	(1,736)	(345)	(901)
Asset and property management expense2	2	-	-	-	-	-	(1,289)		(1,289)	-	-	(143)	-	(2,084)	(66)	(2,150)	-	-
Promote expense2	(47)	-	-	14	-	-	-		-	-	-	-	-	-	-	-	-	-
Other income	-	-	-	-	-	-	-		-	-	-	-	-	-	1	1	-	-
Equity in earnings of unconsolidated affiliate, net of taxes	-	-	-		-	-	-		-	-	-	-	-	(693)	693	-	-	-
OPPORTUNITY FUND INCOME	709	151	135	14	-	-	2,141	43	2,184	685	9	(143)	-	594	606	1,200	667	1,647

FEE INCOME
Asset and property management fees and
priority distributions	-	-	-	-	-	-	-		-	-	-	-	-	-	92	92	18	18
Transactional fees	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-
Provision for income taxes	-	-	-	-	-	-	(9)	-	(9)	(2)	-	-	-	223	-	223	44	42
Total Fee Income	-	-	-	-	-	-	(9)	-	(9)	(2)	-	-	-	223	92	315	62	60

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	(66)	-	(12)	-		-	-	-	387	77	-	-	-	-	65
Promote income - RCP	-	-	-	-	(13)	-	-		-	-	-	-	-	-	-	-	-	(13)
Promote income - Fund capital transactions	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated properties	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-
Lease termination income	-	-	-	-	-	-	-		-	-	-	-	-	-	34	34	7	7
Gain on extinguishment of debt	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-
Gain from bargain purchase	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-
Provision for income taxes (RCP)	(7)	(1)	(1)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(3)
Total Promote, RCP and Other Income	(7)	(1)	(1)	(66)	(13)	(12)	-	-	-	-	-	387	77	-	34	34	7	56

GENERAL AND ADMINISTRATIVE	(32)	(6)	(6)	(3)	(1)	(1)	(127)		(127)	(25)	-	(26)	(5)	(248)	(11)	(259)	(52)	(95)
							.
Depreciation and amortization	(309)	(62)	(55)	-	-	-	(3,025)		(3,025)	(605)	-	-	-	(1,907)	(413)	(2,320)	(462)	(1,184)
FAS 141 amortization	-	-	-	-	-	-	(69)		(69)	(14)	-	-	-	(213)	(308)	(521)	(104)	(118)
Gain on sale of properties	-	-	-	-	-	-	-	3,918	3,918	-	784	-	-	-	-	-	-	784
Income before noncontrolling interest	361	81	73	(55)	(14)	(12)	(1,089)	3,961	2,872	39	793	218	72	(1,551)	-	(1,551)	118	1,150

Noncontrolling interest - OP	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-
Noncontrolling interests	-	-	-	-	-	-	(33)	-	(33)	(7)	-	-	-	28	-	28	6	(1)

NET INCOME	$361	$81	$73	$(55)	$(14)	$(12)	$(1,122)	$3,961	$2,839	$32	$793	$218	$72	$(1,523)	$-	$(1,523)	$124	$1,149

Notes:
1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.  The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.  In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements.
2 Funds I, II & III and the Mervyn's entities pay various fees to and promotes the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.
3 The 25% noncontrolling interest in the Kroger/Safeway Portfolio has been deducted from each of the income statement line items.
4 Represents Fund III's pro-rata share of the following unconsolidated investments: White City, White Oak, Lincoln Road. and Self-Storage Management.

Funds from Operations ("FFO") 1
(in thousands)

	2011			2010
	Current		Current	Historic	Historic
	Year-to-Date		Quarter	Year-to-Date	Quarter
	Period ended		3 months ended	Period ended	3 months ended
Funds from operations ("FFO"):	March 31, 2011		March 31, 2011	March 31, 2010	March 31, 2010

Net Income	$9,423		$9,423	$5,130	$5,130
Add back:
Depreciation of real estate and amortization of leasing costs:
(net of noncontrolling interest share)
Consolidated affiliates	4,458		4,458	4,588	4,588
Unconsolidated affiliates	353		353	358	358
Gain on sale of properties (net of noncontrolling interest share)
Consolidated affiliates	(784)		(784)	-	-
Income attributable to noncontrolling interests'
share in Operating Partnership	115		115	86	86
Distributions on Preferred OP Units	5	2	5	5	5
FFO	$13,570		$13,570	$10,167	$10,167

Adjusted Funds from operations ("AFFO"):
Diluted FFO	$13,570		$13,570	$10,167	$10,167
Straight line rent, net	(457)		(457)	(293)	(293)
Straight-line ground rent expense	22		22	22	22
FAS 141 rent, net	138		138	179	179
FAS 141 interest expense	(5)		(5)	(5)	(5)
Amortization of discount on convertible debt	269		269	255	255
Non real estate depreciation	116		116	142	142
Amortization of finance costs	260		260	329	329
Amortization of cost of management contracts	75		75	74	74
Tenant improvements	(1,237)		(1,237)	(1,230)	(1,230)
Leasing commissions	(475)		(475)	(101)	(101)
Capital expenditures	(218)		(218)	-	-
Gain from bargain purchase	-		-	-	-
Gain on extinguishment of debt	(1,673)		(1,673)	-	-
AFFO	$10,385		$10,385	$9,539	$9,539

Funds Available for Distribution ("FAD")
AFFO	$10,385		$10,385	$9,539	$9,539
Scheduled principal repayments	(632)		(632)	(519)	(519)
FAD	$9,753		$9,753	$9,020	$9,020

Total weighted average shares and OP Units:
Basic	40,784		40,784	40,581	40,581
Diluted	41,046		41,046	40,776	40,776

FFO per share:
FFO per share - Basic	$0.33		$0.33	$0.25	$0.25
FFO per share - Diluted	$0.33		$0.33	$0.25	$0.25

AFFO per share - Basic	$0.25		$0.25	$0.23	$0.23
AFFO per share - Diluted	$0.25		$0.25	$0.23	$0.23

FAD per share - Basic	$0.24		$0.24	$0.22	$0.22
FAD per share - Diluted	$0.24		$0.24	$0.22	$0.22

Notes:
1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
2 Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.

Income Statements - EBITDA
Current Quarter and Year-to-Date
(in thousands)

	Year-to-Date							Current Quarter
	Period ended March 31, 2011							Three months ended March 31, 2011
	Core Retail				Opportunity Funds			Core Retail				Opportunity Funds
			Total			`				Total
	Wholly	Joint	Continuing	Discontinued	Continuing	Discontinued	TOTAL	Wholly	Joint	Continuing	Discontinued	Continuing	Discontinued	TOTAL
	Owned	Ventures	Operations	Operations	Operations	Operations		Owned	Ventures	Operations	Operations	Operations	Operations

NET INCOME	$8,017	$257	$8,274	$-	$356	$793	$9,423	$8,017	$257	$8,274	$-	$356	$793	$9,423

Add back:
Depreciation and amortization	3,545	365	3,910	-	1,185	-	5,095	3,545	365	3,910	-	1,185	-	5,095
FAS 141 amortization	(33)	-	(33)	-	118	-	85	(33)	-	(33)	-	118	-	85
Interest expense	3,934	914	4,848	-	901	-	5,749	3,934	914	4,848	-	901	-	5,749
FAS 141 interest expense	(5)	-	(5)	-	-	-	(5)	(5)	-	(5)	-	-	-	(5)
Gain on sale of properties	-	-	-	-		(784)	(784)	-	-	-	-	-	(784)	(784)
Provision for income taxes	466	1	467	-	(39)	-	428	466	1	467	-	(39)	-	428
Gain on extinguishment of debt	(1,673)	-	(1,673)	-	-	-	(1,673)	(1,673)	-	(1,673)	-	-	-	(1,673)
Noncontrolling interest - OP	120	-	120	-	-	-	120	120	-	120	-	-	-	120
Noncontrolling interests	-	-	-	-	1	-	1	-	-	-	-	1	-	1

EBITDA	$14,371	$1,537	$15,908	$-	$2,522	$9	$18,439	$14,371	$1,537	$15,908	$-	$2,522	$9	$18,439

Core Portfolio
Net Operating Income (NOI) - Same Property Performance 1
(in thousands)

	Quarter			Year-to-Date
			Growth in Same			Growth in Same
	Three months ended		Property NOI -	Period ended		Property NOI -
			Continuing Operations			Continuing Operations
	March 31, 2011	March 31, 2010	Favorable (unfavorable)	March 31, 2011	March 31, 2010	Favorable (unfavorable)

Reconciliation of total NOI to same property NOI:

NOI - Retail properties	$11,676	$11,676		$11,676	$11,676
NOI - Discontinued Operations	-	-		-	-

Total NOI	11,676	11,676		11,676	11,676

NOI - Properties in redevelopment	(675)	(597)		(675)	(597)
NOI - Discontinued Operations	-	-		-	-

Total	$11,001	$11,079	-0.7%	$11,001	$11,079	-0.7%

Same property NOI by revenues/expenses:

Revenues	$15,804	$16,286	-3.0%	$15,804	$16,286	-3.0%
Expenses	4,803	5,207	7.8%	4,803	5,207	7.8%

Total Core Portfolio	$11,001	$11,079	-0.7%	$11,001	$11,079	-0.7%

Notes:

1 The above amounts includes the pro-rata activity related to the Company's consolidated and unconsolidated joint ventures.

Income Statements - Fee income by Opportunity Fund
Current Quarter and Year-to-Date
(in thousands)

	Fund I	Fund II	Fund III	Other	Total
Period ended March 31, 2011
Asset and property management fees and priority distributions	$108	$1,054	$1,658	$263	$3,083
Transactional fees	21	1,533	380	384	2,318
Total management fees and priority distributions	$129	$2,587	$2,038	$647	$5,401

	Fund I	Fund II	Fund III	Other	Total
Current Quarter ended March 31, 2011
Asset and property management fees and priority distributions	$108	$1,054	$1,658	$263	$3,083
Transactional fees	21	1,533	380	384	2,318
Total management fees and priority distributions	$129	$2,587	$2,038	$647	$5,401

Pro-Rata Consolidated Balance Sheet
(in thousands)

	Consolidated	Noncontrolling	Company's	Pro-Rata
	Balance	Interest in	Interest in	Consolidated
	Sheet	Consolidated	Unconsolidated	Balance
	As Reported 1	Subsidiaries	Subsidiaries	Sheet 2		Notes
ASSETS
Real estate
Land	$226,785	$(114,919)	$11,708	$123,574		1 The interim consolidated balance sheet is unaudited, although it
Buildings and improvements	930,334	(445,032)	63,497	548,799		reflect all adjustments, which in the opinion of management,
Construction in progress	2,174	(437)	-	1,737		are necessary for the fair presentation of the consolidated
	1,159,293	(560,388)	75,205	674,110		balance sheet for the interim period.
Less: accumulated depreciation	(227,025)	53,151	(10,065)	(183,939)
Net real estate	932,268	(507,237)	65,140	490,171		2 The Company currently invests in Funds I, II & III and Mervyns I & II
						which are consolidated with the Company's financial statements.
Net real estate under development	240,352	(179,677)	-	60,675		To provide investors with supplemental information, the Company's
						investments in these joint ventures are reflected above on a
Cash and cash equivalents	107,335	(14,992)	3,824	96,167		pro-rata basis by calculating its ownership percentage for each
Cash in escrow	25,947	(16,975)	1,065	10,037		of the above asset and liability line items. Similarly, the above
Investments in and advances to unconsolidated affiliates	70,613	(53,772)	(13,122)	3,720		presentation also includes the Company's share of assets and
Rents receivable, net	4,104	(613)	7	3,498		liabilities for unconsolidated investments which are accounted
Straight-line rents receivable, net	15,801	(7,556)	1,348	9,593		for under the equity method of accounting for the Company's
Intercompany	-	-	-	-		finanical statements.
Notes Receivable	92,417	(8,422)	-	83,995
Preferred equity investment	-	-	-	-		3 The components of Net real estate under development are as follows:
Deferred charges, net	25,487	(20,051)	1,017	6,453		Fund II	$173,723
Prepaid expenses and other assets	28,986	13,916	(664)	42,238	4	Fund III	44,532
Acquired lease intangibles	17,731	(9,014)	758	9,475		Total Opportunity Funds	218,255
Assets of discontinued operations	-	-	-	-		Core Portfolio	22,097
						Total	$240,352
Total Assets	$1,561,041	$(804,393)	$59,373	$816,022
						4 The components of Prepaid expenses and other assets are as follows:
LIABILITIES AND SHAREHOLDERS' EQUITY						Due from Fund Investors	$24,799
						Accrued interest on Notes Receivable	8,300
Mortgage notes payable	$844,045	$(519,171)	$77,425	$402,300		Prepaid expenses	4,956
Notes payable	48,982	-	-	48,982		Income tax receivables	885
Valuation of debt at acquisition, net of amortization	59	(24)	-	35		Corporate assets	1,149
Acquired lease intangibles	5,483	(2,420)	1,441	4,504		Other	2,149
Accounts payable and accrued expenses	24,019	(9,148)	738	15,609		Total	$42,238
Dividends and distributions payable	7,505	-	-	7,505
Due to related parties	-	-	-	-
Share of losses in excess of inv. in unconsolidated affiliates	21,040	-	(21,040)	-
Other liabilities	17,142	(7,498)	809	10,453
Liabilities of discontinued operations	-	-	-	-
Total liabilities	968,275	(538,261)	59,373	489,388

Shareholders' equity:
Common shares	40	-	-	40
Additional paid-in capital	303,324	-	-	303,324
Accumulated other comprehensive income	(2,362)	-	-	(2,362)
Retained earnings	19,371	-	-	19,371
Total controlling interest	320,373	-	-	320,373
Non-controlling interest in subsidiary	272,393	(266,132)	-	6,261
Total shareholders' equity	592,766	(266,132)	-	326,634

Total Liabilities and Shareholders' Equity	$1,561,041	$(804,393)	$59,373	$816,022

Notes Receivable 1
(in thousands)

	Balance at
	December 31,		Balance at							Underlying third-party
	2010	First	March 31, 2011			Stated	Effective			first mortgage
		Quarter		Accrued		Interest	Interest	Maturity	Extension
Investment	Principal	Activity	Principal	Interest	Total	Rate	Rate 2	Dates	Options	Amount	Maturity Dates

2008 Investments

Georgetown - 5 property portfolio	$8,000	$-	$8,000	$174	$8,174	9.75%	10.23%	11/2011	1 year	9,410	2012 and 2020

72nd Street	46,715	285	47,000	6,991	53,991	13.00%	20.85%	7/2011	1 year	170,727	2011 w/ 1 year extension

Total 2008 investments	54,715	285	55,000	7,165	62,165	12.53%	19.31%

Other Investments

First mortgage and other notes	8,854	-	8,854	561	9,415	13.60%	13.62%	2011	-	n/a	n/a

Mezzanine notes	15,132	2,916	18,048	431	18,479	14.29%	15.07%	Various	-	272,289	2011 thru 2019

Total other investments	23,986	2,916	26,902	992	27,894	14.06%	14.59%

Total notes receivable	$78,701	$3,201	$81,902	$8,157	$90,059	13.03%	17.76%

Notes:
1 The above activity does not include a $10,000 Fund III first mortgage investment and other non-real estate loans of $515.
2 Inclusive of points and exit fees.

2011 Guidance - Highlights
(in millions except per share amounts, all per share amounts are fully diluted)

	Current
	2011 Guidance	2010 Actual
Overall:

Fully diluted Common Shares and OP Units	41,000	40,876

Full year Funds from Operations ("FFO") per share	$0.94 to $1.05	$1.23

Earnings per Share ("EPS")	$0.44 to $0.55	$0.74

FFO Components:

Core and pro-rata share of opportunity Fund ("Fund") portfolio income1	$42.5 to $44.0	$48.2

Asset and property management fee income, net of TRS taxes	$11.0 to $11.5	$10.5

Transactional fee income, net of TRS taxes	$6.0 to $7.0	$5.7

Promote, RCP and other income, net of TRS taxes	$2.0 to $3.0	$1.9

Gain on bargain purchase	-	$6.4

General and administrative expense	$(23.0) to $(22.5)	$(22.2)

Total	$38.5 to $43.0	$50.5

1 Includes additional interest on the Company's convertible debt pursuant to
ASC Topic 470-20 "Debt with Conversion and Other Options" as follows:	$1.1	$1.0

Net Asset Valuation Information
(in thousands)

	CORE	FUND I			FUND II				FUND III
		Fund Level	AKR pro-rata share		Fund Level		AKR Pro-rata Share		Fund Level		AKR pro-rata share
			%	$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$
Current NOI
Operating properties1	$11,676		--		$-	$-	20.00%	$-	$2,034	$8,136	19.90%	$1,619
Operating properties - Unconsolidated Affiliates					-	-			411	1,644		327
Operating properties - Discontinued Operation2					43	172		34
Development Portfolio
Construction complete - Stabilized	-				1,891	7,564		1,513	-	-		-
Construction complete - Pre-stabilized	-				2,900	11,600		2,320	-	-		-
Storage portfolio	-				137	548		110	2,316	9,264		1,844
Total NOI	$11,676				$4,971	$19,884		$3,977	$4,761	$19,044		$3,790

Cost to Date3
Construction complete (both stabilized and pre-stabilized)						$398,100		$79,620		$-		$-
Under construction						84,800		16,960		21,300		4,239
In-design						33,600		6,720		22,800		4,537
Storage portfolio						-		-		186,200		37,055

Costs to Complete3
Construction complete (both stabilized and pre-stabilized)						$23,200		$4,640		$-		$-
Under construction						115,200		23,040		4,300		856
In-design						-		-		-		-

Annual NOI Upon Stabilization (Mid-Point of Range)
Construction complete (both stabilized and pre-stabilized)						$33,704		$6,741		$-		$-
Storage portfolio						-		-		14,896		2,964
Under construction						16,000		3,200		2,048		408

Debt4	$316,825	$ 8,260				$323,173		$61,112		$362,341		$59,675

Gross asset value1		44,300
Net Asset Value		$ 36,040	37.78%	$ 13,616

Notes:

1It is not recommended to apply a capitalization rate to current Fund I NOI as this NOI declines during 2011 due primarily to the structure of the Kroger/Safeway Portfolio leases.
Fund I value is based on property appraisals. Pro-rata share is 20% (AKR promote) + 22% x 80% ( AKR remaining share after promote) = 37.78%.
Total future promote is approximatly $5,600 ($36,040 x 20% x 77.78%).
2Property was sold during the first quarter for $8.200.
3See detail on pages 25 and 26 of this supplement.

Selected Operating Ratios
(in thousands)

	Three months ended March 31,				Period ended March 31,					Three months ended
										March 31,
	2011		2010		2011		2010			2011
COVERAGE RATIOS1									LEVERAGE RATIOS

EBITDA2	$18,439		$17,004		$18,439		$17,004		Debt4	$451,282
Divided by Interest expense	5,749		5,947		5,749		5,947		Total Market Capitalization	1,223,541
Interest Coverage Ratio	3.21	x	2.86	x	3.21	x	2.86	x	Debt/Total Market Capitalization	37%

EBITDA	$18,439		$17,004		$18,439		$17,004		Debt + Preferred Equity (Preferred O.P. Units)	$451,756
Divided by ( Interest expense	5,749		5,947		5,749		5,947		Total Market Capitalization	1,223,541
Plus: Preferred Dividends)3	5		5		5		5		Debt+Preferred Equity/Total Market Capitalization	37%
Fixed Charge Coverage Ratio	3.20	x	2.86	x	3.20	x	2.86	x
									Debt	$316,825
EBITDA	$18,439		$17,004		$18,439		$17,004		EBITDA (Annualized)	63,632
Divided by ( Interest expense	5,749		5,947		5,749		5,947		Debt/EBITDA - Core Portfolio	4.98	x
Plus: Principal Amortization)	632		519		632		519
Debt Service Coverage Ratio	2.89	x	2.63	x	2.89	x	2.63	x	Debt5	$230,678
									EBITDA (Annualized)	63,632
Payout Ratios									Net Debt/EBITDA - Core Portfolio	3.63	x

Dividends (Shares) & Distributions (O.P. Units) paid	$7,505		$7,423		$7,505		$7,423		Debt	$451,282
FFO	13,570		10,167		13,570		10,167		EBITDA (Annualized)	73,755
FFO Payout Ratio	55%		73%		55%		73%		Debt/EBITDA - Core Portfolio and Opportunity Funds	6.12	x

Dividends (Shares) & Distributions (O.P. Units) paid	$7,505		$7,423		$7,505		$7,423		Debt6	$355,115
AFFO	10,385		9,539		10,385		9,539		EBITDA (Annualized)	73,755
AFFO Payout Ratio	72%		78%		72%		78%		Net Debt/EBITDA - Core Portfolio and
									Opportunity Funds	4.81	x
Dividends (Shares) & Distributions (O.P. Units) paid	$7,505		$7,423		$7,505		$7,423
FAD	9,753		9,020		9,753		9,020		NOI (Annualized)	$46,704
FAD Payout Ratio	77%		82%		77%		82%		Debt	316,825
									Debt Yield - Core Portfolio	14.7%

									NOI (Annualized)	$46,704
									Debt5	230,678
									Net Debt Yield - Core Portfolio	20.2%

									NOI (Annualized)	$55,528
									Debt	451,282
									Debt Yield - Core Portfolio and Opportunity Funds	12.3%

									NOI (Annualized)	$55,528
									Debt6	355,115
									Net Debt Yield - Core Portfolio and Opportunity Funds	15.6%
Notes:
1Quarterly results for 2011 and 2010 are unaudited, although they reflect all adjustments,  which in the opinion of management, are necessary for a fair presentation of operating  results for the interim periods. The coverage ratios include the Company's pro-rata share  of EBITDA, interest expense and principal amortization related to both the Company's  consolidated and unconsolidated investments in joint ventures.
2See page 10 for a calculation of EBITDA.
3Represents preferred distributions on Preferred Operating partnership Units.
4Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt.
5Reflects debt net of the current Core Portfolio cash balance as of March 31, 2011.
6Reflects debt net of the current Core Portfolio and pro-rata share of the Opportunity Funds  cash balance as of March 31, 2011.

Portfolio Debt - Summary
Reconciliation from Pro-Rata Share of Debt to GAAP Debt per Financial Statement
(in thousands)

	Acadia Pro-Rata Share of Debt 2							Reconciliation to Consolidated Debt as Reported
								Add:	Less:	Acadia
	Core Portfolio		Opportunity Funds		Total			Noncontrolling	Pro-rata Share of	Consolidated
	Principal	Interest	Principal	Interest	Principal	Interest	Fixed vs	Interest Share of	Unconsolidated	Debt
Mortgage Notes Payable	Balance	Rate	Balance	Rate	Balance	Rate	Variable	Consolidated Debt 3	Debt 4	As Reported

Fixed-Rate Debt 1	$351,004	5.6%	$30,424	5.7%	$381,428	5.6%	85%	$94,826	$(70,761)	$405,493
Variable-Rate Debt 1	(34,179)	1.6%	104,032	2.3%	69,853	3.2%	15%	424,345	(6,664)	487,534

Total	$316,825	6.1%	$134,457	3.4%	$451,282	5.3%	100%	$519,171	$(77,425)	893,027

FAS 141 purchase price debt allocation										59
Total debt as reported										$893,086

Notes
1 Fixed-rate debt includes notional principal fixed through swap transactions.
2 Represents the Company's pro-rata share of debt based on its percent ownership.
3 Represents the noncontrolling Interest pro-rata share of consolidated partnership debt based on its percent ownership.
4 Represents the Company's pro-rata share of unconsolidated partnership debt based on percent ownership.

Debt Analysis
(in thousands)
		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	March 31, 2011	Percent	Amount	Rate	Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
Acadia Realty Trust7	Acadia	$48,982	100.0%	$48,982	6.03%	12/20/2011	None
Clark Diversey	Acadia	4,592	100.0%	4,592	6.35%	7/1/2014	None
New Loudon Center	Acadia	14,058	100.0%	14,058	5.64%	9/6/2014	None
Crossroads Shopping Center	Crossroads JV	61,114	49.0%	29,945	5.37%	12/1/2014	None
Crescent Plaza	Acadia	17,474	100.0%	17,474	4.98%	9/6/2015	None
Pacesetter Park Shopping Center	Acadia	12,083	100.0%	12,083	5.12%	11/6/2015	None
Elmwood Park Shopping Center	Acadia	34,079	100.0%	34,079	5.53%	1/1/2016	None
Gateway Shopping Center	Acadia	20,500	100.0%	20,500	5.44%	3/1/2016	None
Acadia Brandywine	Brandywine JV	166,200	22.2%	36,933	5.99%	7/1/2016	None
Walnut Hill Plaza	Acadia	23,500	100.0%	23,500	6.06%	10/1/2016	None
239 Greenwich Avenue	Acadia	26,000	75.0%	19,500	5.42%	2/11/2017	None
Merrillville Plaza	Acadia	26,250	100.0%	26,250	5.88%	8/1/2017	None
Boonton	Acadia	7,993	60.0%	4,796	6.40%	11/1/2032	None
Interest rate swaps1	Acadia	58,312	100.0%	58,312	5.22%	Various

Sub-Total Fixed-Rate Debt		521,137		351,004	5.62%

Variable-Rate Debt
Various2	Acadia	1,000	100.0%	1,000	Libor + 125	12/1/2011	1 x 12 mos.
Branch Plaza	Acadia	13,870	100.0%	13,870	Libor + 130	12/1/2011	1 x 12 mos.
Village Commons Shopping Center	Acadia	9,263	100.0%	9,263	Libor + 140	6/29/2012
Interest rate swaps1	Acadia	(58,312)	100.0%	(58,312)

Sub-Total Variable-Rate Debt		(34,179)		(34,179)	Libor + 134

Total Core Portfolio Debt		$486,958		$316,825	6.05%

Debt Analysis (continued)
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	March 31, 2011	Percent	Amount	Rate	Date	Options

OPPORTUNITY FUNDS

Fixed-Rate Debt
Storage Post - Various4	Fund III	$41,500	18.9%	$7,846	5.30%	6/16/2011	2 x 12 mos.
Lincoln Road9	Fund III	20,535	18.9%	3,883	6.14%	8/11/2014	None
CityPoint	Fund II	20,000	18.8%	3,766	7.25%	11/1/2014	None
216th Street3	Fund II	25,500	19.8%	5,054	5.80%	10/1/2017	None
Atlantic Avenue	Fund II	11,540	13.3%	1,539	7.34%	1/1/2020	None
Interest rate swaps1	Funds I, II & III	43,034	19.4%	8,336	4.83%	Various

Sub-Total Fixed-Rate Debt		162,109		30,424	5.71%

Variable-Rate Debt
Liberty Avenue	Fund II	10,000	19.8%	1,982	Libor + 325	9/1/2011	1 x 12 mos.
Fordham Plaza3	Fund II	85,638	19.8%	16,973	Libor + 350	10/4/2011	1 x 12 mos.
Acadia Strategic Opportunity Fund III, LLC6	Fund III	210,450	19.9%	41,880	Libor + 60	10/9/2011	None
Tarrytown Shopping Center	Fund I	8,260	37.8%	3,121	Libor + 165	10/30/2011	1 x 12 mos.
Canarsie Plaza	Fund II	46,945	15.9%	7,443	Libor + 400	1/12/2012	1 x 36 mos.
161st Street3	Fund II	28,900	19.8%	5,728	Libor + 400	4/1/2013	None
CityPoint	Fund II	20,650	18.8%	3,888	Libor + 250	8/12/2013	2 x 12 mos.
Pelham Manor3	Fund II	34,000	19.8%	6,739	Libor + 275	12/1/2013	None
Acadia Strategic Opportunity Fund II, LLC5	Fund II	40,000	20.0%	8,000	Libor + 290	12/22/2014	None
Cortlandt Towne Center	Fund III	50,000	19.9%	9,950	Libor + 190	10/26/2015	None
White City Shopping Center8	Fund III	39,856	16.7%	6,664	Libor + 260	12/23/2017	1 x 36 mos.
Interest rate swaps1	Funds I, II & III	(43,034)	19.4%	(8,336)

Sub-Total Variable-Rate Debt		531,665		104,032	Libor + 210

Total Opportunity Funds Portfolio Debt		$693,774		$134,456	3.37%

Debt Analysis - Notes
(in thousands)

1The Company has hedged a portion of it's variable-rate debt with variable to fixed-rate swap agreements as follows:

	Notional		Average		Maturity
	principal	Spread	Swap rate	All-in Rate	Date

Core Portfolio	$10,477	1.34%	4.90%	6.24%	10/1/2011
	7,835	1.34%	5.14%	6.48%	3/1/2012
	15,000	1.34%	3.79%	5.13%	11/30/2012
	15,000	1.34%	3.41%	4.75%	11/30/2012
	10,000	1.34%	2.65%	3.99%	11/30/2012
	$58,312	1.34%	3.88%	5.22%

Opportunity Funds	$4,130	1.65%	0.42%	2.07%	10/28/2011
	9,000	3.25%	0.50%	3.75%	9/1/2011
	19,928	2.60%	2.90%	5.50%	12/26/2017
	9,976	2.60%	3.02%	5.62%	12/26/2017
	$43,034	2.64%	2.19%	4.83%

Total Core Portfolio and Opportunity Funds	$101,346	1.89%	3.16%	5.05%

2This is a revolving facility for up to $64,498 and is collateralized by Bloomfield Town Square, Hobson West Plaza, Marketplace of Absecon,
Abington Towne Center, Methuen Shopping Center and Town Line Plaza.
3Fund II is a 99.1% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 99.1% x 20%, or 19.8%.
4The loan is collateralized by Storage Post locations - Linden, Webster Avenue, Jersey City, Fordham Road and Lawrence.
5This is a line of credit for up to $40,000.
6This is a line of credit with a capacity of $221,000.
7Convertible note balance pursuant to ASC Topic 470-20. The actual face amount of the convertible notes at March 31, 2011 is $49,775.
While the interest rate on the convertible notes is 3.75%, the effective fair value interest rate is 6.03%.
8Fund III is an 84.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 84.0% x 19.9%, or 16.7%.
9Fund III is a 95.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 95.0% x 19.9%, or 18.9%.

Future Debt Maturities - Not Including Extension Options
(in thousands)

Core Portfolio
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2011	$2,130	$64,480	$66,610	$1,711	$64,480	$66,191	3.25%	3.75%	1.54%
2012	2,997	9,052	12,049	2,406	9,052	11,458	1.64%	n/a	1.64%
2013	3,296	-	3,296	2,666	-	2,666	n/a	n/a	n/a
2014	3,311	74,405	77,716	2,645	45,280	47,925	5.47%	5.47%	n/a
2015	1,856	27,363	29,219	1,774	27,363	29,137	5.04%	5.04%	n/a
Thereafter	7,326	291,535	298,861	4,737	155,504	160,241	5.85%	5.85%	n/a
Total	$20,916	$466,835	$487,751	$15,939	$301,679	$317,618

Less: additional convertible notes balance			(793)			(793)
Balance per Portfolio Debt Detail			$486,958			$316,825

Opportunity Funds
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt
2011	$829	$355,294	$356,123	$162	$71,692	$71,854	2.46%	5.30%	2.08%
2012	569	46,945	47,514	110	7,443	7,553	6.50%	6.00%	6.50%
2013	717	98,071	98,788	138	19,260	19,398	3.92%	n/a	3.92%
2014	272	64,180	64,452	51	12,393	12,444	5.32%	6.71%	3.14%
2015	49	50,000	50,049	7	9,950	9,957	2.14%	n/a	2.14%
Thereafter	250	76,598	76,848	33	13,217	13,250	4.49%	6.27%	2.84%
Total	$2,686	$691,088	$693,774	$501	$133,955	$134,456

Notes:
1Includes additional convertible notes balance of $793 maturing in 2011.

Future Debt Maturities - Including Extension Options
(in thousands)

Core Portfolio
	Total Debt Maturities				Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled				Scheduled
Year	Amortization	Maturities	Total		Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2011	$2,150	$49,775	$51,925		$1,731	$49,775	$51,506	3.75%	3.75%	n/a
2012	3,224	23,510	26,734		2,633	23,510	26,143	1.58%	n/a	1.58%
2013	3,296	-	3,296		2,666	-	2,666	n/a	n/a	n/a
2014	3,311	74,405	77,716		2,645	45,280	47,925	5.47%	5.47%	n/a
2015	1,856	27,363	29,219		1,774	27,363	29,137	5.04%	5.04%	n/a
Thereafter	7,326	291,535	298,861		4,737	155,504	160,241	5.85%	5.85%	n/a
Total	$21,163	$466,588	$487,751		$16,186	$301,432	$317,618

Less: additional convertible notes balance			(793)	1			(793)
Balance per Portfolio Debt Detail			$486,958				$316,825

Opportunity Funds
	Total Debt Maturities				Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled				Scheduled
Year	Amortization	Maturities	Total		Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2011	$1,111	$261,950	$263,061		$218	$51,708	$51,926	1.65%	5.30%	0.96%
2012	1,437	92,194	93,631		282	19,756	20,038	4.72%	6.00%	4.72%
2013	717	77,421	78,138		138	15,372	15,510	4.24%	n/a	4.24%
2014	272	64,180	64,452		51	12,393	12,444	5.32%	6.71%	3.14%
2015	49	117,595	117,644		7	21,281	21,288	3.99%	n/a	3.99%
Thereafter	250	76,598	76,848		33	13,217	13,250	4.49%	6.27%	2.84%
Total	$3,836	$689,938	$693,774		$729	$133,727	$134,456

Notes:
1Includes additional convertible notes balance of $793 maturing in 2011.

Overview of Acadia Strategic Opportunity Funds

Item	FUND I	FUND II	FUND III

Date formed	September 2001	June 2004	May 2007

Capital commitment	$90 million	$300 million	$503 million

Funding	Fully funded	$265.2 million funded through March 31, 2011	$96.5 million funded through March 31, 2011

Partnership structure

Equity Contribution:	22.22% - Acadia	20% - Acadia	20% - Acadia
	77.78% - Four institutional investors	80% - Six institutional investors	80% - 14 institutional investors

Cash flow distribution:	22.22% - Acadia	20% - Acadia	20% - Acadia
	77.78% - Four institutional investors	80% - Six institutional investors	80% - 14 institutional investors

Promote:	20% to Acadia once all partners (including	20% to Acadia once all partners (including	20% to Acadia once all partners (including
	Acadia) have received 9% preferred return and	Acadia) have received 8% preferred return and	Acadia) have received 6% preferred return and
	return of equity	return of equity	return of equity

	Remaining 80% is distributed to all the partners	Remaining 80% is distributed to all the partners	Remaining 80% is distributed to all the partners
	(including Acadia).	(including Acadia).	(including Acadia).

	All original capital and accumulated preference	All unfunded capital is anticipated to be used to	The Fund is currently in acquisition phase through
	has been paid. Acadia is entitled to a Promote	complete existing projects	June 2012.
on all future distributions.

Fees to Acadia	Priority distribution fee equal to 1.5% of implied	Asset management fee equal to 1.5% of total	Asset management fee equal to 1.5% of total
	capital	committed capital	committed capital

	Priority distribution fee equal to 4% of gross	Property management fee equal to 4% of gross	Property management fee equal to 4% of gross
	property revenues	property revenues	property revenues

	Market rate leasing fees	Market rate leasing fees	Market rate leasing fees

	Market rate construction/project management fees	Market rate construction/project management fees	Market rate construction/project management fees

Development fee equal to 3% of total project cost

Opportunity Fund Properties - Detail

		Ownership	Gross Leasable Area			Occupancy			Annualized Base Rent
	Anchors	%	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Per Sq. Ft.
Fund I Portfolio Detail:

MIDWEST

Ohio
Granville Centre	Lifestyle Family Fitness, Inc.	100%	90,047	44,950	134,997	38.81%	28.92%	35.52%	$450,336	$142,686	$593,022	12.88	10.98	$12.37

NEW YORK

New York
Tarrytown Shopping Center	Walgreen's	100%	15,497	19,482	34,979	100.00%	73.14%	85.04%	475,000	433,034	908,034	30.65	30.39	30.53

VARIOUS

Kroger/Safeway Portfolio (18 Properties)	Kroger/Safeway	75%	709,978	4,798	714,776	90.14%	100.00%	90.21%	3,169,795	75,390	3,245,185	4.95	15.71	5.03

Grand Total - Fund I			815,522	69,230	884,752	84.66%	46.29%	81.66%	$4,095,131	$651,110	$4,746,241	$5.93	$20.32	6.57

Fund II Portfolio Detail

NEW YORK

New York
Pelham Manor Shopping Plaza	BJ's Wholesale Club, PetSmart, Storage Post	99.1%	169,512	59,009	228,521	100.00%	51.04%	87.36%	4,287,282	1,114,050	5,401,332	25.29	36.99	27.06
Fordham Place	Walgreens, Best Buy, 24 Hour Fitness, Sears	99.1%	74,899	44,547	119,446	100.00%	100.00%	100.00%	2,873,228	2,646,532	5,519,760	38.36	59.41	46.21
Liberty Avenue	CVS, Storage Post	99.1%	10,880	15,245	26,125	100.00%	70.73%	82.92%	394,944	337,812	732,756	36.30	31.33	33.83
Canarsie	BJ's Wholesale Club, Planet Fitness, PetSmart	79.3%	177,135	101,602	278,737	100.00%	0.00%	63.55%	5,100,000	-	5,100,000	28.79	-	28.79
216th Street	NYC Human Resources Administration	99.1%	60,000	-	60,000	100.00%	0.00%	100.00%	2,340,000	120,000	2,460,000	39.00	-	41.00
161st Street1	Various New York City & State agencies	99.1%	128,690	101,528	230,218	100.00%	60.47%	82.57%	3,127,173	1,257,651	4,384,824	24.30	20.48	23.07
Total - New York			621,116	321,931	943,047	100.00%	45.61%	81.43%	18,122,627	5,476,045	23,598,672	29.18	37.29	30.73

Grand Total - Fund II			621,116	321,931	943,047	100.00%	45.61%	81.43%	$18,122,627	$5,476,045	$23,598,672	$29.18	$37.29	30.73

Fund III Portfolio Detail

NEW YORK

New York
Cortlandt Towne Center	Wal-Mart, Best Buy, A&P	100.0%	472,901	168,369	641,270	91.50%	91.32%	91.45%	$5,846,672	$3,475,563	$9,322,235	$13.51	$22.60	15.90

NEW ENGLAND

Massachusetts
White City Shopping Center	Shaw's (Supervalue), Michaels	84.0%	131,618	123,581	255,199	100.00%	79.09%	89.88%	1,914,804	2,838,660	4,753,464	$14.55	$29.04	20.72

MID-ATLANTIC

Maryland
White Oak	Super Fresh (A&P)	90.0%	64,626	-	64,626	100.00%	-	100.00%	874,416	-	874,416	$13.53	$-	13.53

SOUTHEAST

Florida
Lincoln Road		95.0%	-	61,443	61,443	-	64.54%	64.54%	-	3,193,142	3,193,142	$-	$80.52	$80.52

Grand Total - Fund III			669,145	353,393	1,022,538	93.99%	82.39%	89.98%	$8,635,892	$9,507,365	$18,143,257	$13.73	$32.65	19.72

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

The following Fund II and Fund III properties are currently undergoing redevelopment or are in the design phase as further detailed under Redevelopment Projects.

Property	Ownership %
Sherman Avenue	99.1%
CityPoint	94.2%
Sheepshead Bay	100.0%
125 Main Street, Westport, CT.	100.0%

1Currently operating, but redevelopment activities have commenced.

Opportunity Funds Lease Expirations

	No. of Leases	Gross Leased Area		Annual Base Rent
FUND I:	Expiring	Square Footage	Percent of Total	Amount	Percent of Total	Avg. per Sq. Ft.

Anchor Tenants
2014	14	548,078	79.38%	$2,743,795	67.00%	$5.01
2017	1	34,951	5.06%	450,336	11.00%	12.88
2019	2	91,900	13.31%	426,000	10.40%	4.64
2080	1	15,497	2.24%	475,000	11.60%	30.65
Total	18	690,426	100.00%	$4,095,131	100.00%	$5.93

Total Vacant		125,096
Total Square Feet		815,522

Shop Tenants
Month to Month	2	7,200	20.24%	$56,522	8.68%	$7.85
2011	1	5,477	15.40%	27,370	4.20%	5.00
2012	2	2,920	8.21%	64,002	9.83%	21.92
2014	3	4,871	13.69%	132,715	20.38%	27.25
2015	3	3,024	8.50%	38,100	5.85%	12.60
2018	1	1,761	4.95%	54,996	8.45%	31.23
2019	1	1,904	5.35%	30,000	4.61%	15.76
2020	3	8,411	23.65%	247,405	38.00%	29.41
Total	16	35,568	100.00%	$651,110	100.00%	$18.31

Total Vacant		33,662
Total Square Feet		69,230

Total Anchor and Shop Tenants
Month to Month	2	7,200	0.99%	$56,522	1.19%	$7.85
2011	15	553,555	76.26%	2,771,165	58.38%	5.01
2012	2	2,920	0.40%	64,002	1.35%	21.92
2014	3	4,871	0.67%	132,715	2.80%	27.25
2015	3	3,024	0.42%	38,100	0.80%	12.60
2017	1	34,951	4.81%	450,336	9.49%	12.88
2018	1	1,761	0.24%	54,996	1.16%	31.23
2019	3	93,804	12.92%	456,000	9.61%	4.86
2020	3	8,411	1.16%	247,405	5.21%	29.41
2080	1	15,497	2.13%	475,000	10.01%	30.65
Total	34	725,994	100.00%	$4,746,241	100.00%	$6.54

Total Vacant		158,758
Total Square Feet		884,752

Opportunity Funds Lease Expirations
	No. of Leases	Gross Leased Area		Annual Base Rent
FUND II:	Expiring	Square Footage	Percent of Total	Amount	Percent of Total	Avg. per Sq. Ft.

Anchor Tenants
2011	1	128,690	20.72%	$3,127,173	17.26%	$24.30
2013	1	20,149	3.24%	564,172	3.11%	28.00
2019	1	39,705	6.39%	1,747,020	9.64%	44.00
2021	1	19,958	3.21%	423,110	2.33%	21.20
2023	1	35,194	5.67%	1,126,208	6.21%	32.00
2027	1	60,000	9.66%	2,340,000	12.91%	39.00
2030	1	177,135	28.52%	5,100,000	28.14%	28.79
2032	1	10,880	1.75%	394,944	2.18%	36.30
2033	1	129,405	20.83%	3,300,000	18.21%	25.50
Total	9	621,116	100.00%	$18,122,627	100.00%	$29.18

Total Vacant		-
Total Square Feet		621,116

Shop Tenants
Month to Month	1	9,967	6.79%	$99,670	1.82%	$10.00
2011	3	24,065	16.39%	584,774	10.68%	24.30
2012	3	27,365	18.63%	573,208	10.47%	20.95
2014	1	5,081	3.46%	193,078	3.53%	38.00
2016	1	2,000	1.36%	86,000	1.57%	43.00
2018	2	9,600	6.54%	417,600	7.63%	43.50
2019	4	9,318	6.35%	515,177	9.41%	55.29
2020	2	10,309	7.02%	286,183	5.23%	27.76
2021	1	1,513	1.03%	51,442	0.94%	34.00
2022	1	-	0.00%	120,000	2.19%	-
2023	1	31,417	21.39%	1,131,012	20.65%	36.00
2027	1	6,208	4.23%	217,901	3.98%	35.10
2048	1	10,000	6.81%	1,200,000	21.91%	120.00
Total	22	146,843	100.00%	$5,476,045	100.00%	$37.29

Total Vacant		175,088
Total Square Feet		321,931

Total Anchor and Shop Tenants
Month to Month	1	9,967	1.30%	$99,670	0.42%	$10.00
2011	4	152,755	19.90%	3,711,947	15.74%	24.30
2012	3	27,365	3.56%	573,208	2.43%	20.95
2013	1	20,149	2.62%	564,172	2.39%	28.00
2014	1	5,081	0.66%	193,078	0.82%	38.00
2016	1	2,000	0.26%	86,000	0.36%	43.00
2018	2	9,600	1.25%	417,600	1.77%	43.50
2019	5	49,023	6.38%	2,262,197	9.59%	46.15
2020	2	10,309	1.34%	286,183	1.21%	27.76
2021	2	21,471	2.80%	474,552	2.01%	22.10
2022	1	-	0.00%	120,000	0.51%	-
2023	2	66,611	8.67%	2,257,220	9.57%	33.89
2027	2	66,208	8.62%	2,557,901	10.84%	38.63
2030	1	177,135	23.07%	5,100,000	21.61%	1.00
2032	1	10,880	1.42%	394,944	1.67%	36.30
2033	1	129,405	16.85%	3,300,000	13.98%	25.50
2048	1	10,000	1.30%	1,200,000	5.09%	120.00
Total	31	767,959	100.00%	$23,598,672	100.00%	$30.73

Total Vacant		175,088
Total Square Feet		943,047

Opportunity Funds Lease Expirations

	No. of Leases	Gross Leased Area		Annual Base Rent
FUND III:	Expiring	Square Footage	Percent of Total	Amount	Percent of Total	Avg. per Sq. Ft.

Anchor Tenants
2012	1	19,079	3.03%	276,564	3.20%	14.50
2013	2	48,855	7.76%	877,689	10.16%	17.97
2014	2	56,379	8.96%	908,695	10.52%	16.12
2015	2	29,849	4.74%	489,840	5.67%	16.41
2016	1	19,050	3.03%	295,284	3.42%	15.50
2017	2	52,131	8.28%	927,312	10.74%	17.79
2018	3	238,707	37.93%	2,562,678	29.67%	10.74
2021	2	100,227	15.93%	1,257,383	14.56%	12.55
2022	1	65,028	10.33%	1,040,447	12.05%	16.00
Total	16	629,305	100.00%	$8,635,892	100.00%	$13.72

Total Vacant		39,840
Total Square Feet		669,145

Shop Tenants
Month to Month	1	2,609	0.91%	179,976	1.89%	68.98
2011	6	13,492	4.72%	669,718	7.04%	49.64
2012	13	45,214	15.81%	1,274,804	13.41%	28.19
2013	12	55,616	19.45%	1,761,693	18.53%	31.68
2014	13	54,313	19.00%	1,519,321	15.98%	27.97
2015	8	19,126	6.69%	487,426	5.13%	25.48
2016	9	29,230	10.22%	903,451	9.50%	30.91
2017	4	18,507	6.47%	878,386	9.24%	47.46
2018	2	7,637	2.67%	151,020	1.59%	19.77
2019	4	18,435	6.45%	1,129,146	11.88%	61.25
2020	3	6,175	2.16%	136,719	1.44%	22.14
2021	3	12,057	4.22%	335,065	3.52%	27.79
2026	1	3,500	1.22%	80,640	0.85%	23.04
Total	79	285,911	100.00%	$9,507,365	100.00%	$33.25

Total Vacant		67,482
Total Square Feet		353,393

Total Anchor and Shop Tenants
Month to Month	1	2,609	0.29%	179,976	0.99%	68.98
2011	6	13,492	1.47%	669,718	3.69%	49.64
2012	14	64,293	7.02%	1,551,368	8.55%	24.13
2013	14	104,471	11.41%	2,639,382	14.55%	25.26
2014	15	110,692	12.09%	2,428,016	13.38%	21.93
2015	10	48,975	5.35%	977,266	5.39%	19.95
2016	10	48,280	5.28%	1,198,735	6.61%	24.83
2017	6	70,638	7.72%	1,805,698	9.95%	25.56
2018	5	246,344	26.92%	2,713,698	14.96%	11.02
2019	4	18,435	2.01%	1,129,146	6.22%	61.25
2020	3	6,175	0.67%	136,719	0.75%	22.14
2021	5	112,284	12.27%	1,592,448	8.78%	14.18
2022	1	65,028	7.11%	1,040,447	5.73%	16.00
2026	1	3,500	0.38%	80,640	0.44%	23.04
Total	95	915,216	100.00%	$18,143,257	100.00%	$19.82

Total Vacant		107,322
Total Square Feet		1,022,538

Urban/Street Retail Developments - Operating Properties
($ in millions)

					Acquisition & Development Costs
						Estimated	Estimated	Outstanding
Property	Location	Sq. Ft.	Leased (%)1	Anchors/Tenants	Incurred	Future	Total	Debt
FUND II
			100% Retail	Walgreens, Best Buy, 24 Hour Fitness, Sears	$124.6	$8.5	$133.1	$85.6
Fordham Place	Bronx	260,000	32% Office
Pelham Manor Shopping Plaza2	Westchester	320,000	91%	BJ's Wholesale Club, PetSmart, Storage Post	62.9	1.9	64.8	34.0
216th Street	Manhattan	60,000	100%	NYC Human Resources Administration	27.7	-	27.7	25.5
Liberty Avenue2	Queens	125,000	100%	CVS, Storage Post	15.5	0.1	15.6	10.0
161st Street3	Bronx	230,000	93%	Various New York City and State Agencies	62.4	4.3	66.7	28.9
Atlantic Avenue	Brooklyn	110,000	n/a	Storage Post	22.2	0.2	22.4	11.5
Canarsie Plaza4	Brooklyn	275,000	92%	BJ's Wholesale Club, Planet Fitness, PetSmart	82.8	8.2	91.0	46.9
			93% Retail
TOTAL		1,380,000	74% Office		$398.1	$23.2	$421.3	$242.4

Notes:
1 Excludes the self-storage facilities at Pelham Manor Shopping Plaza, Liberty Avenue and Atlantic Avenue.
2 Acquired a ground lease interest in this property.
3 In the process of re-tenanting this property.
4 Incurred cost is net of lease termination income from Home Depot.
5 Reconciliation of total incurred development costs to the Balance Sheet:

By Balance Sheet Line Item:
Operating Real Estate	$400.1
Net Real Estate Under Development	218.2
Gain From Bargain Purchase	(33.8)
Home Depot Lease Termination Income	(23.9)
Total Incurred Development Costs	$560.6
By Project Status:
Operating Properties	$398.1
Under Construction	106.1
In Design	56.4
Total Incurred Development Costs	$560.6

Urban/Street Retail Developments - Construction & Design
($ in millions)

						Acquisition & Development Costs
		Estimated					Estimated	Estimated	Outstanding
Property	Location	Completion	Sq. Ft.	Leased (%)	Anchors/Tenants	Incurred	Future	Total	Debt
FUND II
Under Construction
City Point1	Brooklyn	TBD	550,000	-	TBD	$84.8	$115.2	$200.0	$40.7
In Design
Sherman Plaza	Manhattan	TBD	TBD	-	TBD	$33.6	TBD	TBD	$-

FUND III
Under Construction
125 Main Street	Westport, CT	2nd half 2011	26,000	84%	Gap, Brooks Brothers Women	$21.3	$4.3	$25.6	$-
In Design
Sheepshead Bay	Brooklyn	TBD	TBD	-	TBD	$22.8	TBD	TBD	$-

Notes:
Acquired a ground lease interest in this property. The first 50,000 square feet of the project (Phase 1) is under construction.
Construction on the next 500,000 square feet (Phase 2) is anticipated to start during 2012.

Retailer Controlled Property ("RCP") Venture - Overview
*** Note - The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II have invested approximately $62 million in equity. ***

Item	Description
Date formed	August 2004

Partnership structure
Equity Contribution:	Up to $300 million of total equity

Up to 20% ($60 million) - AKR Fund I ($20 million) and Fund II ($40 million)

80% - Klaff Realty LP and Lubert-Adler

Cash flow distribution:	20% - AKR Funds
80% - Four institutional investors

Promote:	20% to Klaff once all partners (including Klaff) have received 10% preferred return and return of equity (50% of first $40 million of AKR Fund equity is not subject to this promote)

Remaining 80% is distributed to all the partners (including Klaff)

RCP Venture - Investments

The following table summarizes the RCP Venture investments from inception through March 31, 2011

		Years	Invested		Equity
Investor	Investment	acquired	capital	Distributions	Multiple

Mervyns I and Mervyns II	Mervyns	2004 through	$32,575	$47,669	1.5	x
		2007
Mervyns II	Albertson’s	2006 through	23,129	78,732	3.4	x
		2007
Fund II and Mervyns II	Other investments1	2006 through	6,476	5,134	0.8	x
		2008
Total			$62,180	$131,535	2.1	x

Notes:
1Represents investments in Shopko, Marsh and Rex.

Storage Portfolio Property Detail

				Occupancy
OWNER	Operating Properties	Location	Net Rentable Square Feet	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010

	Stabilized
Fund III	Suffern	Suffern, New York	78,950
Fund III	Yonkers	Westchester, New York	100,697
Fund III	Jersey City	Jersey City, New Jersey	76,920
Fund III	Webster Ave	Bronx, New York	36,329
Fund III	Linden	Linden, New Jersey	84,035
Fund III	Bruckner Blvd	Bronx, New York	89,473
Fund III	New Rochelle	Westchester, New York	42,155
Fund III	Lawrence	Lawrence, New York	97,743
	Subtotal Stabilized		606,302	88.2%	87.5%	86.3%	85.2%	82.4%

	Repositioned - in Lease-up
Fund III	Long Island City	Queens, New York	135,150
	Subtotal in lease-up		135,150	77.2%	75.3%	72.1%	70.0%	65.5%

	In initial Lease-up
Fund II	Liberty Avenue	Queens, New York	72,925
Fund II	Pelham Plaza	Pelham Manor, New York	62,020
Fund II	Atlantic Avenue	Brooklyn, New York	76,934
Fund III	Fordham Road	Bronx, New York	85,155
Fund III	Ridgewood	Queens, New York	88,054
	Subtotal in initial lease-up		385,088	71.1%	66.1%	62.7%	57.0%	50.3%

	Total		1,126,540	81.0%	78.7%	76.5%	73.8%	69.4%

Core Portfolio Retail Properties - Detail

		Acadia's	Gross Leaseable Area			Occupancy			Annualized Base Rent
Property	Anchors	interest	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Per Sq. Ft.

NEW YORK

Connecticut
239 Greenwich Avenue1		75.0%	-	16,834	16,834	-	100.00%	100.00%	$ -	$ 1,554,663	$ 1,554,663	$ -	$ 92.35	$ 92.35

New Jersey
Elmwood Park Shopping Center	Walgreens, Pathmark (A&P)	100.0%	62,610	86,881	149,491	100.00%	85.94%	91.83%	1,486,006	1,915,742	3,401,748	23.73	25.66	24.78
A & P Shopping Plaza	A&P	60.0%	49,463	13,445	62,908	100.00%	53.55%	90.07%	950,000	216,305	1,166,305	19.21	30.04	20.58
Total - New Jersey			112,073	100,326	212,399	100.00%	81.59%	91.31%	2,436,006	2,132,047	4,568,053	21.74	26.04	23.55

New York
Village Commons Shopping Center	-	100.0%	-	87,330	87,330	-	77.06%	77.06%	-	2,132,905	2,132,905	-	31.69	31.69
Branch Plaza	A&P, CVS	100.0%	74,050	51,662	125,712	100.00%	89.35%	95.62%	1,264,448	1,300,201	2,564,649	17.08	28.17	21.33
Amboy Center	King Kullen	100.0%	37,266	22,824	60,090	100.00%	100.00%	100.00%	745,320	865,751	1,611,071	20.00	37.93	26.81
Bartow Avenue	-	100.0%	-	14,676	14,676	-	89.49%	89.49%	-	439,246	439,246	-	33.43	33.43
Pacesetter Park Shopping Center	Stop & Shop	100.0%	52,052	44,328	96,380	100.00%	79.92%	90.76%	405,346	707,210	1,112,556	7.79	19.96	12.72
LA Fitness	LA Fitness	100.0%	55,000	-	55,000	100.00%	-	100.00%	1,265,000	-	1,265,000	23.00	-	23.00
West 54th Street	-	100.0%	-	9,693	9,693	-	100.00%	100.00%	-	2,575,043	2,575,043	-	265.66	265.66
East 17th Street	Barnes & Noble	100.0%	19,622	-	19,622	100.00%	-	100.00%	625,000	-	625,000	31.85	-	31.85
Crossroads Shopping Center	Kmart, A&P	49.0%	201,296	108,191	309,487	100.00%	82.12%	93.75%	2,197,853	3,908,025	6,105,878	10.92	43.99	21.04
Total - New York			439,286	338,704	777,990	100.00%	83.67%	92.89%	6,502,967	11,928,381	18,431,348	14.80	42.09	25.50

Total New York			551,359	455,864	1,007,223	100.00%	83.81%	92.67%	$ 8,938,973	$ 15,615,091	$ 24,554,064	$ 16.21	$ 40.87	$ 26.31

NEW ENGLAND

Connecticut
Town Line Plaza2	Wal-Mart, Stop & Shop	100.0%	163,159	43,187	206,346	100.00%	90.60%	98.03%	$ 969,144	$ 663,687	$ 1,632,831	$ 14.72	$ 16.96	$ 15.55

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	100.0%	120,004	10,017	130,021	100.00%	100.00%	100.00%	736,464	222,225	958,689	6.14	22.18	7.37
Crescent Plaza	Home Depot, Shaw's (Supervalu)	100.0%	156,985	61,156	218,141	100.00%	69.14%	91.35%	1,178,872	432,907	1,611,779	7.51	10.24	8.09
Total - Massachusetts			276,989	71,173	348,162	100.00%	73.48%	94.58%	1,915,336	655,132	2,570,468	6.91	12.53	7.81

New York
New Loudon Center	Marshalls, Price Chopper,	100.0%	251,058	4,615	255,673	100.00%	100.00%	100.00%	1,828,706	130,418	1,959,124	7.28	28.26	7.66
	Raymour & Flanigan
Rhode Island
Walnut Hill Plaza	Sears, Shaw's (Supervalu), CVS	100.0%	196,710	88,007	284,717	100.00%	79.14%	93.55%	1,463,854	904,739	2,368,593	7.44	12.99	8.89

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	100.0%	73,184	28,600	101,784	100.00%	59.44%	88.60%	1,353,904	389,389	1,743,293	18.50	22.91	19.33

Total New England			961,100	235,582	1,196,682	100.00%	77.55%	95.58%	$ 7,530,944	$ 2,743,365	$ 10,274,309	$ 8.72	$ 15.02	$ 9.82

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
1	239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.
2	Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio Retail Properties - Detail (continued)

		Acadia's	Gross Leaseable Area			Occupancy			Annualized Base Rent
Property	Anchors	interest	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Per Sq. Ft.

MIDWEST

Illinois
Hobson West Plaza	Garden Fresh Markets	100.0%	51,692	47,434	99,126	100.00%	83.36%	92.04%	$ 225,436	$ 861,743	1,087,179	$ 4.36	$ 21.79	11.92
Clark Diversey	-	100.0%	-	19,265	19,265	-	87.28%	87.28%	-	751,901	751,901	-	44.72	44.72
Total - Illinois			51,692	66,699	118,391	100.00%	84.49%	91.26%	225,436	1,613,644	1,839,080	4.36	28.63	17.02

Indiana
Merrillville Plaza	JC Penney, Office Max,	100.0%	123,369	112,535	235,904	100.00%	77.83%	89.42%	1,251,160	1,472,414	2,723,574	10.14	16.81	12.91
	TJ Maxx, K&G Superstore
Michigan
Bloomfield Towne Square	Best Buy, Home Goods,	100.0%	172,436	63,149	235,585	100.00%	90.73%	97.52%	1,675,715	1,226,044	2,901,759	9.72	21.40	12.63
	TJ Maxx, Marshalls, Officemax
Ohio
Mad River Station1	Babies 'R' Us, Office Depot,	100.0%	58,185	67,799	125,984	100.00%	77.02%	87.63%	552,195	847,453	1,399,648	9.49	16.23	12.68

Total Midwest			405,682	310,182	715,864	100.00%	81.71%	92.07%	$ 3,704,506	$ 5,159,555	$ 8,864,061	$ 9.13	$ 20.36	$ 13.45

MID-ATLANTIC

New Jersey
Marketplace of Absecon	Rite Aid, Dollar Tree	100.0%	47,915	56,803	104,718	56.74%	84.17%	71.62%	$ 476,121	$ 686,533	$ 1,162,654	$ 17.51	$ 14.36	$ 15.50

Delaware
Brandywine Town Center	Lowes, Bed Bath & Beyond,	22.2%	831,207	43,782	874,989	95.24%	70.85%	94.02%	12,255,683	599,868	12,855,551	15.48	19.34	15.63
	Target, Dicks Sporting Goods
Market Square Shopping Center	TJ Maxx, Trader Joe's	22.2%	42,850	59,197	102,047	100.00%	100.00%	100.00%	703,062	1,781,295	2,484,357	16.41	30.09	24.35
Naamans Road	-	22.2%	-	19,970	19,970	0.00%	54.94%	54.94%	-	558,340	558,340	-	50.89	50.89
Total - Delaware			874,057	122,949	997,006	95.48%	82.30%	93.85%	12,958,745	2,939,503	15,898,248	15.53	29.05	16.99

Pennsylvania
Mark Plaza	Kmart, Redner's Market	100.0%	157,595	58,806	216,401	100.00%	48.60%	86.03%	652,095	177,827	829,922	4.14	6.22	4.46
Plaza 422	Home Depot, Dunham's	100.0%	139,968	16,311	156,279	100.00%	100.00%	100.00%	643,503	152,349	795,852	4.60	9.34	5.09
Route 6 Plaza	Kmart, Rite Aid	100.0%	146,498	29,021	175,519	100.00%	100.00%	100.00%	806,351	367,014	1,173,365	5.50	12.65	6.69
Chestnut Hill2		100.0%	-	40,570	40,570	0.00%	22.55%	22.55%	-	325,483	325,483	-	35.57	35.57
Abington Towne Center3	Target, TJ Maxx	100.0%	184,616	31,753	216,369	100.00%	94.75%	99.23%	283,500	826,106	1,109,606	10.50	27.46	19.44
Total - Pennsylvania			628,677	176,461	805,138	100.00%	64.12%	92.14%	2,385,449	1,848,779	4,234,228	5.06	16.34	7.25

Total Mid-Atlantic			1,550,649	356,213	1,906,862	96.11%	73.59%	91.91%	$ 15,820,315	$ 5,474,815	$ 21,295,130	$ 11.87	$ 20.88	$ 13.35

TOTAL CORE PROPERTIES			3,468,790	1,357,841	4,826,631	98.26%	79.56%	93.00%	$ 35,994,738	$ 28,992,826	$ 64,987,564	$ 11.41	$ 26.84	$ 15.35

TOTAL CORE PROPERTIES - weighted based on ownership interest4			2,666,502	1,197,447	3,863,950	98.89%	79.27%	92.81%	$ 24,414,521	$ 24,238,200	$ 48,652,721	$ 9.26	$ 25.53	$ 13.57

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
1The GLA for this property excludes 29,857 square feet of office space.
2This consists of two separate buildings.
3Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
4Weighted based on Acadia's ownership interest in the properties.

Core Portfolio Retail Properties by State - Summary

				Gross Leasable Area			Occupancy			Annualized Base Rent
	Ownership	Percent of	Number of
State	%	base rent1	properties	Anchors 2	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total

Connecticut	75.0%	5.8%	2	163,159	60,021	223,180	100.00%	93.24%	98.18%	$ 969,144	$ 2,218,350	$ 3,187,494

Delaware	22.2%	7.0%	3	874,057	122,949	997,006	95.48%	82.30%	93.85%	12,958,745	2,939,503	15,898,248

Illinois	100.0%	3.8%	2	51,692	66,699	118,391	100.00%	84.49%	91.26%	225,436	1,613,644	1,839,080

Indiana	100.0%	5.6%	1	123,369	112,535	235,904	100.00%	77.83%	89.42%	1,251,160	1,472,414	2,723,574

Massachusetts	100.0%	5.3%	2	276,989	71,173	348,162	100.00%	73.48%	94.58%	1,915,336	655,132	2,570,468

Michigan	100.0%	6.0%	1	172,436	63,149	235,585	100.00%	90.73%	97.52%	1,675,715	1,226,044	2,901,759

New Jersey	89.8%	10.8%	3	159,988	157,129	317,117	87.04%	82.53%	84.81%	2,912,127	2,818,580	5,730,707

New York	83.1%	35.7%	10	690,344	343,319	1,033,663	100.00%	83.89%	94.65%	8,331,673	12,058,799	20,390,472

Ohio	100.0%	2.9%	1	58,185	67,799	125,984	100.00%	77.02%	87.63%	552,195	847,453	1,399,648

Pennsylvania	100.0%	8.8%	5	628,677	176,461	805,138	100.00%	64.12%	92.14%	2,385,449	1,848,779	4,234,228

Rhode Island	100.0%	4.9%	1	196,710	88,007	284,717	100.00%	79.14%	93.55%	1,463,854	904,739	2,368,593

Vermont	100.0%	3.6%	1	73,184	28,600	101,784	100.00%	59.44%	88.60%	1,353,904	389,389	1,743,293

Total - Core Portfolio		100.0%	32	3,468,790	1,357,841	4,826,631	98.26%	79.56%	93.00%	$ 35,994,738	$ 28,992,826	$ 64,987,564

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
1 The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.
2 Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio Top Tenants - Ranked by Annual Base Rent (ABR)

		Gross						ProRata
	Number of stores	Wholly Owned		Joint Ventures1		Combined		Combined		Percentage of Total
Tenant	in combined portfolio	GLA	Base Rent	GLA	Base Rent	GLA	Base Rent	GLA	Base Rent	Percentage of Portfolio GLA	Base Rent

A&P	4	160,236	$ 3,014,066	38,208	$ 504,000	198,444	$ 3,518,066	159,173	$ 2,881,026	3.6%	5.5%
-- A&P	3	112,463	1,963,060	38,208	504,000	150,671	2,467,060	111,400	1,830,020	2.5%	3.5%
-- Pathmark	1	47,773	1,051,006	-	-	47,773	1,051,006	47,773	1,051,006	1.1%	2.0%

Supervalu (Shaws)	3	175,801	2,420,980	-	-	175,801	2,420,980	175,801	2,420,980	4.0%	4.6%

TJX Companies	9	230,627	1,870,119	56,108	951,655	286,735	2,821,774	249,771	2,168,649	5.7%	4.2%
-- T.J. Maxx	4	88,200	773,100	31,175	428,062	119,375	1,201,162	95,127	854,715	2.2%	1.6%
-- Marshalls	3	102,781	750,116	-	-	102,781	750,116	102,781	750,116	2.3%	1.4%
-- Homegoods	2	39,646	346,903	24,933	523,593	64,579	870,496	51,863	563,818	1.2%	1.1%

Wal-Mart	2	210,114	1,515,409	-	-	210,114	1,515,409	210,114	1,515,409	4.8%	2.9%

Sears	4	285,314	1,150,615	100,725	566,250	386,039	1,716,865	334,669	1,428,078	7.6%	2.7%
-- Kmart	3	224,614	892,615	100,725	566,250	325,339	1,458,865	273,969	1,170,078	6.3%	2.2%
-- Sears	1	60,700	258,000	-	-	60,700	258,000	60,700	258,000	1.4%	0.5%

Ahold (Stop and Shop)	2	117,911	1,374,490	-	-	117,911	1,374,490	117,911	1,363,237	2.7%	2.6%

Home Depot	2	211,003	1,099,996	-	-	211,003	1,099,996	211,003	1,099,996	4.8%	2.1%

Barnes & Noble	3	32,122	849,000	6,091	194,902	38,213	1,043,902	38,213	1,043,902	0.9%	2.0%

Sleepy's	4	32,619	789,858	-	-	32,619	789,858	32,619	789,858	0.7%	1.5%

Pier 1 Imports	3	19,255	437,304	8,818	348,576	28,073	785,880	23,576	589,819	0.5%	1.1%

JP Morgan Chase Bank	3	5,922	155,464	3,745	325,000	9,667	480,464	16,270	558,145	0.4%	1.1%
Payless Shoesource	8	26,236	517,871	3,090	114,330	29,326	632,201	27,750	541,893	0.6%	1.0%
CVS	3	34,300	563,823	-	-	34,300	563,823	34,300	540,818	0.8%	1.0%
The Avenue	4	17,236	342,869	8,250	327,360	25,486	670,229	21,279	503,275	0.5%	1.0%
Drexel Heritage	2	13,315	332,875	21,827	471,245	35,142	804,120	18,165	437,586	0.4%	0.8%
OfficeMax	2	47,657	428,913	-	-	47,657	428,913	47,657	428,913	1.1%	0.8%
Dollar Tree	5	45,387	433,872	-	-	45,387	433,872	45,387	428,872	1.0%	0.8%
Citibank	3	5,486	263,328	8,470	438,539	13,956	701,867	8,283	417,306	0.2%	0.8%
Hallmark Cards	4	22,022	372,898	-	-	22,022	372,898	22,022	372,898	0.5%	0.7%
Coldwell Banker	2	14,012	310,273	-	-	14,012	310,273	14,012	326,958	0.3%	0.6%
Dots	4	17,698	292,128	-	-	17,698	292,128	17,698	297,358	0.4%	0.6%

TOTAL	76	1,724,273	$ 18,536,151	255,332	$ 4,241,857	1,979,605	$ 22,778,008	1,825,673	$ 20,154,976	41.7%	38.7%

Notes:
1Represents Brandywine and Crossroads joint ventures.

Core Portfolio Lease Expirations

		Gross Leased Area		Annual Base Rent
	No. of Leases	Square	Percent		Percent	Avg. Per
	Expiring	Footage	of Total	Amount	of Total	Sq. Ft.

Anchor Tenants
2011	4	93,348	2.96%	1,561,800	4.34%	16.73
2012	8	371,624	11.78%	3,128,854	8.69%	8.42
2013	10	405,666	12.86%	5,301,582	14.73%	13.07
2014	6	239,665	7.60%	1,767,942	4.91%	7.38
2015	7	292,217	9.27%	4,036,052	11.21%	13.81
2016	6	173,422	5.50%	1,761,403	4.89%	10.16
2017	4	159,389	5.05%	2,661,119	7.39%	16.70
2018	5	383,288	12.15%	4,212,248	11.70%	10.99
2019	6	136,521	4.33%	1,074,661	2.99%	7.87
2020	5	233,350	7.40%	2,309,505	6.42%	9.90
2021	4	217,271	6.89%	1,483,120	4.12%	6.83
2022	2	69,837	2.21%	1,700,000	4.72%	24.34
2024	3	188,506	5.98%	3,273,048	9.09%	17.36
2028	4	189,509	6.01%	1,723,404	4.79%	9.09
Total	74	3,153,613	100.00%	$35,994,738	100.00%	$11.41

Anchor GLA Owned by Tenants	254,916
Total Vacant	60,261
Total Square Feet	3,468,790

Shop Tenants
M to M	2	2,753	0.25%	99,782	0.34%	36.24
2011	35	134,614	12.43%	2,948,270	10.17%	21.90
2012	48	145,188	13.41%	3,569,757	12.31%	24.59
2013	56	166,697	15.39%	5,000,071	17.25%	29.99
2014	53	206,839	19.10%	6,038,916	20.83%	29.20
2015	33	162,032	14.96%	2,739,264	9.45%	16.91
2016	15	75,310	6.96%	1,796,005	6.19%	23.85
2017	14	42,683	3.94%	1,973,841	6.81%	46.24
2018	21	46,953	4.34%	1,795,443	6.19%	38.24
2019	13	28,067	2.59%	783,117	2.70%	27.90
2020	11	23,587	2.18%	659,915	2.28%	27.98
2021	3	7,826	0.72%	215,956	0.74%	27.59
2022	4	20,055	1.85%	530,643	1.83%	26.46
2023	2	7,362	0.68%	129,298	0.45%	17.56
2025	1	3,120	0.29%	29,048	0.10%	9.31
2027	1	5,975	0.55%	358,500	1.24%	60.00
2030	1	3,745	0.35%	325,000	1.12%	86.78
Total	313	1,082,806	100.00%	$28,992,826	100.00%	$26.78

Total Vacant	275,035
Total Square Feet	1,357,841

Core Portfolio Lease Expirations

		Gross Leased Area		Annual Base Rent
	No. of Leases	Square	Percent		Percent	Avg. Per
	Expiring	Footage	of Total	Amount	of Total	Sq. Ft.

Total Anchor and
Shop Tenants
M to M	2	2,753	0.06%	99,782	0.15%	36.24
2011	39	227,962	5.38%	4,510,070	6.94%	19.78
2012	56	516,812	12.20%	6,698,611	10.31%	12.96
2013	66	572,363	13.51%	10,301,653	15.85%	18.00
2014	59	446,504	10.54%	7,806,858	12.01%	17.48
2015	40	454,249	10.72%	6,775,316	10.43%	14.92
2016	21	248,732	5.87%	3,557,408	5.47%	14.30
2017	18	202,072	4.77%	4,634,960	7.13%	22.94
2018	26	430,241	10.16%	6,007,691	9.24%	13.96
2019	19	164,588	3.89%	1,857,778	2.86%	11.29
2020	16	256,937	6.06%	2,969,420	4.57%	11.56
2021	7	225,097	5.31%	1,699,076	2.61%	7.55
2022	6	89,892	2.12%	2,230,643	3.43%	24.81
2023	2	7,362	0.17%	129,298	0.20%	17.56
2024	3	188,506	4.45%	3,273,048	5.04%	17.36
2025	1	3,120		29,048
2027	1	5,975	0.14%	358,500	0.55%	60.00
2028	4	189,509	4.47%	1,723,404	2.65%	9.09
2030	1	3,745	0.09%	325,000	0.50%	86.78
Total	387	4,236,419	100.00%	64,987,564	100.00%	15.34

Anchor GLA Owned by Tenants	254,916
Total Vacant	335,296
Total Square Feet	4,826,631

Core Portfolio - New and Renewal Rent Spreads 1
Based on Lease Execution Dates

	Year to date		3 months ended
	March 31, 2011		March 31, 2011
	Cash2	GAAP3	Cash2	GAAP3
New leases
Number of new leases commencing	10	10	10	10
GLA	96,273	96,273	96,273	96,273
New base rent	$14.80	$14.95	$14.80	$14.95
Previous base rent (and percentage rent)	$15.10	$14.74	$15.10	$14.74
Percentage growth in base rent	-2.0%	1.4%	-2.0%	1.4%
Average cost per square foot	$67.48	$67.48	$67.48	$67.48
Weighted Average Lease Term (years)	7.8	7.8	7.8	7.8

Renewal leases
Number of renewal leases commencing	6	6	6	6
GLA	29,600	29,600	29,600	29,600
New base rent	$14.72	$14.84	$14.72	$14.84
Expiring base rent (and percentage rent)	$15.71	$15.40	$15.71	$15.40
Percentage growth in base rent	-6.3%	-3.6%	-6.3%	-3.6%
Average cost per square foot	$0.51	$0.51	$0.51	$0.51
Weighted Average Lease Term (years)	6.0	6.0	6.0	6.0

Total new and renewal Leases
Number of new and renewal leases commencing	16	16	16	16
GLA commencing	125,873	125,873	125,873	125,873
New base rent	$14.78	$14.92	$14.78	$14.92
Expiring base rent (and percentage rent)	$15.24	$14.90	$15.24	$14.90
Percentage growth in base rent	-3.0%	0.2%	-3.0%	0.2%
Average cost per square foot	$51.73	$51.73	$51.73	$51.73
Weighted Average Lease Term (years)	7.4	7.4	7.4	7.4

Notes:
1Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.
2Rents have not been calculated on a straight line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.
3Rents are calculated on a straight-line basis.

Core Portfolio Capital Expenditures
Current Quarter and Year-to-Date

	Year-to-Date	Current Quarter

	Period ended March 31, 2011	3 months ended March 31, 2011	Prior Year ended December 31, 2010

Leasing Commissions	$475	$475	$671
Tenant Improvements	1,237	1,237	3,855
Capital Expenditures	218	218	146
Redevelopments	-	-	-
Total	$1,930	$1,930	$4,672

Property Demographics - Core
							3-Mile Radius2				5-Mile Radius2
				Trade Area	Base	Total	Total	#	Median HH	Avg. HH	Total	#	Median HH	Avg. HH
Classification	Property	City	State	(Miles)	Rent	GLA	Pop.	HH	Income	Income	Pop.	HH	Income	Income
Core	Brandywine/Mkt Sq./Naamans Rd.	Wilmington	DE	3	15,898,248	997,006	110,839	45,584	$ 63,729	$ 68,575	188,535	76,355	$ 72,069	$ 74,895
Core	Elmwood Park Shopping Center	Elmwood Park	NJ	3	3,401,748	149,491	248,932	81,257	60,826	69,326	586,661	200,354	67,746	78,008
Core	Chestnut Hill	Philadelphia	PA	3	325,483	40,570	147,322	60,592	63,508	79,148	396,137	159,190	61,052	77,569
Core	Abington Towne Center	Abington	PA	3	1,109,606	216,369	88,887	35,153	78,175	97,812	296,425	117,842	69,750	84,152
Core	Clark & Diversey	Chicago	IL	1	751,901	19,265	80,058	47,674	74,864	107,610	133,868	78,221	80,762	114,242
Core	Hobson West Plaza	Naperville	IL	3	1,087,179	99,126	95,896	34,156	109,898	113,927	236,016	84,332	108,127	112,720
Core	Methuen Shopping Center	Methuen	MA	5	958,689	130,021	91,440	33,166	48,242	56,292	194,882	72,424	55,911	64,367
Core	Crossroads Shopping Center	White Plains	NY	3	6,105,878	309,487	107,610	40,014	99,898	116,168	213,143	77,239	117,243	135,295
Core	The Branch Plaza	Smithtown	NY	3	2,564,649	125,712	64,812	21,738	103,946	126,961	191,293	61,590	94,383	113,936
Core	Amboy Road	Staten Island	NY	3	1,611,071	60,090	97,141	33,846	82,727	86,666	162,143	57,055	79,869	84,373
Core	Village Commons Shopping Center	Smithtown	NY	3	2,132,905	87,330	63,231	21,079	102,376	124,093	173,029	56,356	98,040	119,322
Core	Bloomfield Town Square	Bloomfield Hills	MI	5	2,901,759	235,585	58,074	22,758	88,141	102,572	157,331	61,379	95,034	105,404
Core	Crescent Plaza	Brockton	MA	3	1,611,779	218,141	96,005	32,593	53,420	62,806	161,182	55,405	59,665	68,969
Core	239 Greenwich Avenue	Greenwich	CT	5	1,554,663	16,834	64,308	23,814	125,719	162,508	135,320	48,542	122,962	156,902
Core	Town Line Plaza	Rocky Hill	CT	3	1,632,831	206,346	45,422	18,687	75,874	82,339	150,566	58,641	66,002	73,788
Core	New Loudon Center	Latham	NY	5	1,959,124	255,673	42,239	16,004	63,599	76,258	151,343	61,547	55,150	67,252
Core	Pacesetter Park Shopping Center	Pomona	NY	3	1,112,556	96,380	19,646	6,760	101,782	120,862	99,896	29,978	87,372	107,422
Core	LA Fitness, Staten Island	Staten Island	NY	3	1,265,000	55,000	35,839	12,953	67,765	72,134	128,706	44,479	74,225	77,867
Core	West 54th Street	Manhattan	NY	1	2,575,043	9,693	42,128	25,011	91,410	155,737	160,333	90,051	93,753	164,270
Core	East 17th Street	Manhattan	NY	1	625,000	19,622	70,157	39,495	92,939	175,048	261,569	143,187	79,749	138,454
Core	Mad River Station	Dayton	OH	5	1,399,648	125,984	57,875	25,349	66,903	70,623	154,785	55,374	69,503	74,465
Core	Mark Plaza	Edwardsville	PA	5	829,922	216,401	87,545	37,108	37,075	46,254	121,815	50,915	39,826	49,730
Core	Bartow Avenue	The Bronx	NY	2	439,246	14,676	273,331	99,165	49,510	59,160	575,057	206,470	47,306	57,042
Core	Walnut Hill Plaza	Woonsocket	RI	5	2,368,593	284,717	58,072	22,079	50,251	59,544	91,962	35,206	58,299	69,645
Core	A & P Shopping Plaza	Boonton	NJ	5	1,166,305	62,908	46,107	17,845	104,048	129,404	99,937	37,448	101,964	122,465
Core	Merrillville Plaza	Hobart	IN	5	2,723,574	235,904	28,125	11,745	59,051	57,903	79,178	30,967	55,914	56,106
Core	The Gateway Shopping Center	So. Burlington	VT	3	1,743,293	101,784	49,599	20,331	51,135	64,086	74,461	30,538	54,695	67,272
Core	Marketplace of Absecon	Absecon	NJ	3	1,162,654	104,718	28,925	10,533	59,908	74,572	69,370	23,899	59,194	72,233
Core	Plaza 422	Lebanon	PA	3	795,852	156,279	44,076	18,114	42,329	44,905	63,493	25,552	47,678	49,724
Core	Route 6 Plaza	Honesdale	PA	5	1,173,365	175,519	7,948	3,467	36,983	47,590	12,024	5,030	39,415	49,983

Total Core 1
Weighted Average - Based on GLA							72,080	27,362	$ 67,168	$ 78,204	165,404	62,159	$ 68,248	$ 78,813
Weighted Average - Based on base rent							79,665	30,212	$ 74,871	$ 90,425	185,761	70,252	$ 76,450	$ 91,658

Notes:
1 Calculations have been pro-rated based on the Company's ownership % in joint ventures.
2 West 54th Street & East 17th Street reflect .5 and 1 mile radius figures; Clark & Diversey reflects 1 and 1.5 mile radius figures;
LA Fitness and Bartow reflect 2 aned 3 mile radius figures.

Property Demographics - Funds
							3-Mile Radius2				5-Mile Radius2
				Trade Area	Base	Total	Total	#	Median HH	Avg. HH	Total	#	Median HH	Avg. HH
Classification	Property	City	State	(Miles)	Rent	GLA	Pop.	HH	Income	Income	Pop.	HH	Income	Income
Fund I	Granville Center	Columbus	OH	3	593,022	134,997	111,765	47,215	55,123	56,507	270,244	110,564	61,798	64,113
Fund I	Tarrytown Shopping Center	Tarrytown	NY	2	908,034	34,979	22,110	8,246	86,276	112,075	35,192	12,933	89,621	116,661
Fund II	400 East Fordham Road	The Bronx	NY	2	5,519,760	119,446	649,998	214,775	33,106	43,969	1,214,522	401,588	35,202	47,217
Fund II	Pelham Manor Shopping Plaza	Westchester	NY	3	5,401,332	228,521	401,439	145,255	57,360	68,075	532,763	168,549	35,031	49,370
Fund II	Canarsie	Brooklyn	NY	1	5,100,000	278,737	111,699	36,850	47,249	56,580	1,222,610	400,044	53,590	64,781
Fund II	161st Street	The Bronx	NY	1	4,384,824	230,218	199,667	64,948	23,956	35,877	734,022	236,490	25,864	39,464
Fund II	Liberty Avenue	Queens	NY	1	732,756	26,125	91,638	28,967	53,392	62,024	338,406	102,483	50,598	60,663
Fund II	216th Street	Manhattan	NY	1	2,460,000	60,000	160,656	54,093	38,123	51,821	948,832	311,867	35,661	48,955
Fund III	Cortlandt Towne Center	Mohegan Lake	NY	3	9,322,235	641,270	36,790	11,992	98,885	106,063	89,641	30,347	90,138	100,808
Fund III	White City	Shrewsbury	MA	3	4,753,464	255,199	94,955	38,180	49,759	62,004	211,652	80,653	54,993	68,709
Fund III	White Oak	Silver Spring	MD	3	874,416	64,626	92,060	34,141	80,124	97,014	256,978	88,658	78,604	94,563
Fund III	Lincoln Road	Miami Beach	FL	3	3,193,142	61,443	60,730	35,165	44,469	73,128	213,203	100,137	40,684	60,999

Fund I 1
Weighted Average - Based on GLA							93,323	39,199	$ 61,531	$ 67,937	221,893	90,481	$ 67,521	$ 74,922
Weighted Average - Based on base rent							57,541	23,646	$ 73,964	$ 90,115	128,084	51,516	$ 78,625	$ 95,894

Fund II - Urban In-Fill 1
Weighted Average - Based on GLA							284,223	96,908	$ 41,473	$ 52,312	872,752	283,543	$ 37,850	$ 50,696
Weighted Average - Based on base rent							334,277	113,326	$ 40,895	$ 51,887	902,338	294,063	$ 37,227	$ 50,032

Fund III 1
Weighted Average - Based on GLA							54,358	20,482	$ 83,665	$ 93,831	133,971	49,117	$ 78,730	$ 90,967
Weighted Average - Based on base rent							57,118	23,213	$ 76,944	$ 89,552	147,628	57,101	$ 72,665	$ 85,995

Total - Core and Funds1
Weighted Average - Based on GLA							76,523	28,869	$ 66,920	$ 77,859	180,643	67,019	$ 67,834	$ 78,438
Weighted Average - Based on base rent							89,401	33,409	$ 73,500	$ 88,775	214,024	79,031	$ 74,704	$ 89,773

Notes:
1 Does not include the Kroger/Safeway Portfolio. Calculations have been pro-rated based on the Company's ownership % in the joint venture.
2 Canarsie Plaza, 161st Street and Liberty Avenue reflect 1 and 2 mile radius figures, 216th St. reflects 1 and 3 mile radius figures and
Fordham Road reflects 2 aned 3 mile radius figures.

IMPORTANT NOTES

 SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

 USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE
The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.  Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. In addition, the Company also discloses FFO as adjusted to include the extraordinary gain from its RCP investment in Albertson's.  The Company believes that income or gains derived from its RCP investments, including its investment in Albertson's, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplement adjustment more appropriately reflects the results of its operations. The Company also provides two other supplemental disclosures of operating performance, adjusted funds from operations ("AFFO")  and funds available for distribution ("FAD"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures. The Company defines FAD as AFFO adjusted for scheduled debt principal payments.

 USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES
EBITDA and NOI are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. The Company’s method of calculating EBITDA and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.